UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

C O R ESM E Q U I T Y F U N D S Annual Report August 31, 2005 Long-term capital growth potential through diversified portfolios of equity investments using CORE, a proprietary quantitative approach to stock selection and portfolio construction.

Goldman Sachs Funds Goldman Sachs CORE SM Equity Funds NOT FDIC-INSURED May Lose Value No Bank Guarantee GOLDMAN SACHS CORE U.S. EQUITY FUND GOLDMAN SACHS CORE LARGE CAP GROWTH FUND GOLDMAN SACHS CORE SMALL CAP EQUITY FUND GOLDMAN SACHS CORE LARGE CAP VALUE FUND GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND The CORE SM U.S. Equity Fund invests in a broadly diversified portfolio of U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The CORE SM Large Cap Growth Fund invests in a broadly diversified portfolio of large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The CORE SM Small Cap Equity Fund invests in a broadly diversified portfolio of small-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The CORE SM Large Cap Value Fund invests in a broadly diversified portfolio of large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The CORE SM International Equity Fund invests in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

GOLDMAN SACHS CORE EQUITY FUNDS

Domestic CORE[SM] Investment Process

GOLDMAN SACHS' CORE DOMESTIC INVESTMENT PROCESS


1
DISCIPLINED STOCK SELECTION
2
CAREFUL PORTFOLIO CONSTRUCTION
3
RESULTS

1 DISCIPLINED STOCK SELECTION

- **Comprehensive** – We calculate expected excess returns for more than 3,000 stocks on a daily basis.
- **Rigorous** – We evaluate stocks based on fundamental investment criteria that have outperformed historically.
- **Objective** – Our stock selection process is free from the emotion that can lead to biased investment decisions.

2 CAREFUL PORTFOLIO CONSTRUCTION

- Our computer optimization process allocates risk to our best investment ideas and constructs funds that neutralize systematic risks and deliver better returns.
- We use a unique, proprietary risk model that is more precise, more focused and faster to respond because it identifies , tracks and manages risk specific to our process, using daily data.

3 RESULTS

Fully invested, well-diversified portfolio that:

- Maintains style, sector, risk and capitalization characteristics similar to the benchmark.
- Offers broad access to a clearly defined equity universe.
- Aims to generate excess returns that are positive, consistent and repeatable.

1

2 3 P O R T F O L I O R E S U LT S 2 Performance Review Over the one-year period that ended August 31, 2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 13.75%, 12.87%, 12.86%, 14.16% and 13.61%, respectively. These returns compare to the 12.56% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same time period. The returns to the CORE investment themes were positive over the reporting period. Valuation was the largest positive contributor to relative returns, as inexpensive companies outperformed their more richly valued industry counterparts. This was followed by Momentum. Earnings Quality, Analyst Sentiment, Management Impact, and Profitability also added value, albeit less significantly. Portfolio Positioning In managing the CORE products, we take minimal size and sector bets. We strive to add value versus each Fund’s respective index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies with strong profit margins and sustainable earnings that use their capital to enhance shareholder value. Over the long term, these factors have contributed positively to the Fund’s returns, and they typically work well at various times and in different market environments. Portfolio Highlights Stock selection versus the benchmark was positive overall among sectors, most notably in the Energy and Financials sectors. On the downside, the Fund’s holdings in the Consumer Discretionary and Health Care sectors lagged their peers in the benchmark the most. In terms of individual stocks, overweights in Sunoco, Inc. and Burlington Resources, Inc. contributed the most to excess returns, while overweights in Biogen Idec Inc. and Ford Motor Co. detracted the most from performance. CORE SM U.S. Equity Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs CORE U.S. Equity Fund during the one-year reporting period that ended August 31, 2005.

PORTFOLIO RESULTS

Sector Allocation (Percentage of Portfolio)

as of August 31, 2005


25%
20%
15%
10%
5%
0%
12.2%
7.0%
9.6%
20.8%
14.0%
10.4%
14.1%
3.4%
2.9%
2.1%
3.5%
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Short-term Investments
Telecommunication Services
Utilities

The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, September 22, 2005

3

FUND BASICS

CORE℠ U.S. Equity Fund

as of August 31, 2005

Assets Under Management

$904.1 Million

Number of Holdings

118

NASDAQ SYMBOLS

Class A Shares

GSSQX

Class B Shares

GSSBX

Class C Shares

GSUSX

Institutional Shares

GSELX

Service Shares

GSESX

PERFORMANCE REVIEW

September 1, 2004–August 31, 2005	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	13.75%	12.56%
Class B	12.87	12.56
Class C	12.86	12.56
Institutional	14.16	12.56
Service	13.61	12.56

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The S&P 500 Index is the Standard & Poor's 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/05	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.60%	-2.86%	8.68%	9.22%	5/24/91
Class B	-0.58	-2.88	n/a	7.14	5/1/96
Class C	3.41	-2.48	n/a	3.78	8/15/97
Institutional	5.63	-1.36	9.85	10.06	6/15/95
Service	5.11	-1.85	9.26[4]	9.63[4]	5/24/91

[3] **The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

[4] Performance data for Service Shares prior to June 7, 1996 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the CORE U.S. Equity Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/05[5]

Holding	% of Net Assets	Line of Business
General Electric Co.	4.6%	Industrial Conglomerates
Pfizer, Inc.	3.2	Pharmaceuticals
Johnson & Johnson	3.2	Pharmaceuticals
Bank of America Corp.	3.1	Banks
Intel Corp.	3.0	Semiconductor Equipment & Products
Altria Group, Inc.	2.6	Tobacco
J.P. Morgan Chase & Co.	2.6	Diversified Financials
Amgen, Inc.	2.4	Biotechnology
Hewlett-Packard Co.	2.3	Computers & Peripherals
Time Warner, Inc.	2.3	Media

[5] The top 10 holdings may not be representative of the Fund's future investments.

4

PORTFOLIO RESULTS

CORE℠ Large Cap Growth Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs CORE Large Cap Growth Fund during the one-year reporting period that ended August 31, 2005.

Performance Review

Over the one-year period that ended August 31, 2005, the Fund's Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 12.76%, 11.94%, 11.94%, 13.27% and 12.59%, respectively. These returns compare to the 12.14% cumulative total return of the Fund's benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

Over the one-year period, returns to the CORE investment themes were positive overall. Valuation was the largest positive contributor to relative returns, as inexpensive companies outperformed their more richly valued industry counterparts. This was followed by Momentum and Earnings Quality. Analyst Sentiment, Management Impact, and Profitability also added value for the period, albeit less significantly. Class B and C Shares benefited from good returns from the same investment themes, but did not outperform the benchmark due to higher expenses.

Portfolio Positioning

In managing the CORE products, we take minimal size and sector bets. We strive to add value versus each Fund's respective index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies with strong profit margins and sustainable earnings that use their capital to enhance shareholder value. Over the long term, these factors have contributed positively to the Fund's returns, and they typically work well at various times and in different market environments.

Portfolio Highlights

During the period, the Fund's stock selection was positive overall among sectors. The Fund's holdings in the Financials and Consumer Staples sectors outperformed their peers in the benchmark the most. On the downside, the Fund's holdings in the Health Care sector underperformed the most relative to their peers in the benchmark. Specific examples of stocks that contributed to relative results were overweights in Autodesk, Inc. and Burlington Resources, Inc. Conversely, overweights in Biogen Idec Inc. and United States Steel detracted from relative performance for the year.

5

PORTFOLIO RESULTS

Sector Allocation (Percentage of Portfolio)

as of August 31, 2005


25%
20%
15%
10%
5%
0%
14.8%
9.1%
3.5%
8.0%
19.2%
13.9%
23.6%
2.9%
2.2%
1.1%
1.7%
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Short-term Investments
Telecommunication Services
Utilities

The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of market value. Short-term investments include repurchase agreements.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, September 22, 2005

6

FUND BASICS

CORE[SM] Large Cap Growth Fund

as of August 31, 2005

Assets Under Management

$526.1 Million

Number of Holdings

123

NASDAQ SYMBOLS

Class A Shares

GLCGX

Class B Shares

GCLCX

Class C Shares

GLCCX

Institutional Shares

GCGIX

Service Shares

GSCLX

PERFORMANCE REVIEW

September 1, 2004–August 31, 2005	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	12.76%	12.14%
Class B	11.94	12.14
Class C	11.94	12.14
Institutional	13.27	12.14
Service	12.59	12.14

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The Russell 1000 Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/05	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.96%	-10.50%	7.07%	9.26%	11/11/91
Class B	-3.13	-10.53	n/a	2.92	5/1/97
Class C	0.87	-10.16	n/a	0.90	8/15/97
Institutional	3.07	-9.12	8.00	9.97	11/11/91
Service	2.48	-9.60	7.56[4]	9.64[4]	11/11/91

[3] **The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

[4] Performance data for Institutional and Service Shares prior to May 1, 1997 (commencement of operations) is that of Class A Shares. Class A Share performance for such period is that of a predecessor separate account (which converted into Class A Shares) adjusted to reflect the higher fees and expenses applicable to the Fund's Class A Shares. Although the predecessor separate account was managed by Goldman Sachs Asset Management in a manner and pursuant to investment objectives in all material respects equivalent to management and investment objectives of the CORE Large Cap Growth Fund, the separate account was not registered under the Investment Company Act of 1940 (the "Act") and was not subject to certain investment restrictions imposed by the Act. If it had registered under the Act, performance might have been adversely affected. The fees applicable to Institutional and Service Shares are different from those applicable to Class A Shares, which impacts performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/05[5]

Holding	% of Net Assets	Line of Business
Johnson & Johnson	4.5%	Pharmaceuticals
General Electric Co.	4.2	Industrial Conglomerates
Intel Corp.	4.0	Semiconductor Equip. & Products
Amgen, Inc.	3.1	Biotechnology
Altria Group, Inc.	2.5	Tobacco
Microsoft Corp.	2.4	Software
Google, Inc.	2.2	Internet Software & Services
The Boeing Co.	2.0	Aerospace & Defense
Autodesk, Inc.	1.9	Software
Sunoco, Inc.	1.9	Oil & Gas

[5] The top 10 holdings may not be representative of the Fund's future investments.

7

PORTFOLIO RESULTS

CORE[SM] Small Cap Equity Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs CORE Small Cap Equity Fund during the one-year reporting period that ended August 31, 2005.

Performance Review

Over the one-year period that ended August 31, 2005, the Fund's Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 24.97%, 24.07%, 24.09%, 25.57% and 24.86%, respectively. These returns compare to the 23.10% cumulative total return of the Fund's benchmark, the Russell 2000 Index (with dividends reinvested), over the same time period.

Over the one-year reporting period, returns to the CORE investment themes were positive overall. Momentum was by far the largest positive contributor to relative returns, as companies with strong momentum characteristics outperformed their industry counterparts. Profitability, Earnings Quality, Management Impact, Valuation, and Analyst Sentiment also contributed positively for the period.

Portfolio Positioning

In managing the CORE products, we take minimal size and sector bets. We strive to add value versus each Fund's respective index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies with strong profit margins and sustainable earnings that use their capital to enhance shareholder value. Over the long term, these factors have contributed positively to the Fund's returns, and they typically work well at various times and in different market environments.

Portfolio Highlights

Stock selection was positive in seven of the ten sectors during the fiscal year. The Fund's holdings in the Industrials and Materials sectors outperformed their peers in the benchmark the most. Conversely, the Fund's holdings in the Information Technology and Energy sectors lagged their peers in the benchmark most, but did little to offset gains experienced in other sectors. Examples of stocks that contributed to relative performance were overweights in USG Corp. and United Therapeutics Corp. In contrast, overweights in SeaChange International, Inc. and Commscope, Inc. detracted the most for the period.

8

PORTFOLIO RESULTS

Sector Allocation (Percentage of Portfolio)

as of August 31, 2005


20%
15%
10%
5%
0%
11.9%
4.1%
6.0%
17.7%
11.1%
13.6%
15.6%
3.7%
13.5%
0.7%
2.1%
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Short-term Investments
Telecommunication Services
Utilities

The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, September 22, 2005

9

FUND BASICS

CORE℠ Small Cap Equity Fund

as of August 31, 2005

Assets Under Management

$566.7 Million

Number of Holdings

288

NASDAQ SYMBOLS

Class A Shares

GCSAX

Class B Shares

GCSBX

Class C Shares

GCSCX

Institutional Shares

GCSIX

Service Shares

GCSSX

PERFORMANCE REVIEW

September 1, 2004–August 31, 2005	Fund Total Return (based on NAV)[1]	Russell 2000 Index[2]
Class A	24.97%	23.10%
Class B	24.07	23.10
Class C	24.09	23.10
Institutional	25.57	23.10
Service	24.86	23.10

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charge.

[2] The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/05	One Year	Five Years	Since Inception	Inception Date
Class A	5.67%	6.62%	6.94%	8/15/97
Class B	5.75	6.61	6.91	8/15/97
Class C	9.94	7.03	6.94	8/15/97
Institutional	12.26	8.25	8.13	8/15/97
Service	11.70	7.71	7.61	8/15/97

[3] **The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/05[4]

Holding	% of Net Assets	Line of Business
Sierra Pacific Resources	1.6%	Electric Utilities
United Therapeutics Corp.	1.6	Biotechnology
Quanex Corp.	1.5	Metals & Mining
Arbitron, Inc.	1.5	Commercial Services & Supplies
SVB Financial Group	1.5	Banks
Bank of Hawaii Corp.	1.4	Banks
Veritas DGC, Inc.	1.4	Energy Equipment & Services
Longs Drug Stores Corp.	1.4	Food & Drug Retailing
USG Corp.	1.3	Building Products
USANA Health Sciences, Inc.	1.3	Food Products

[4] The top 10 holdings may not be representative of the Fund's future investments.

10

PORTFOLIO RESULTS

CORE℠ Large Cap Value Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs CORE Large Cap Value Fund during the one-year reporting period that ended August 31, 2005.

Performance Review

Over the one-year period that ended August 31, 2005, the Fund's Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 17.13%, 16.32%, 16.32%, 17.69% and 17.06%, respectively. These returns compare to the 16.86% cumulative total return of the Fund's benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period

Returns to the CORE investment themes were positive overall during the reporting period. Momentum was the biggest positive contributor to relative returns, as companies with strong momentum characteristics outperformed their industry counterparts. This was followed by Valuation. Analyst Sentiment, Earnings Quality, Management Impact, and Profitability also added value over the period, although less significantly. Class B and C Shares benefited from good returns from the same investment themes, but did not outperform the benchmark due to higher expenses.

Portfolio Positioning

In managing the CORE products, we take minimal size and sector bets. We strive to add value versus each Fund's respective index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies with strong profit margins and sustainable earnings that use their capital to enhance shareholder value. Over the long term, these factors have contributed positively to the Fund's returns, and they typically work well at various times and in different market environments.

Portfolio Highlights

Stock selection was mixed but positive overall among sectors during the fiscal year. The Fund's stocks in the Energy and Financials sectors outperformed their peers in the benchmark the most, while holdings in the Consumer Discretionary and Industrials sectors lagged their peers in the benchmark the most. In terms of individual stocks, overweights in Sunoco, Inc. and Burlington Resources, Inc. contributed the most to relative returns. In contrast, overweights in Biogen Idec Inc. and Ford Motor Co. detracted the most for the period.

11

PORTFOLIO RESULTS

Sector Allocation (Percentage of Portfolio)
as of August 31, 2005


35%
30%
25%
20%
15%
10%
5%
0%
8.3%
4.1%
14.1%
33.0%
8.0%
7.8%
5.5%
2.9%
6.1%
4.6%
5.6%
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Short-term Investments
Telecommunication Services
Utilities

The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, September 22, 2005

12

FUND BASICS

CORE℠ Large Cap Value Fund

as of August 31, 2005

Assets Under Management

$613.3 Million

Number of Holdings

132

NASDAQ SYMBOLS

Class A Shares

GCVAX

Class B Shares

GCVBX

Class C Shares

GCVCX

Institutional Shares

GCVIX

Service Shares

GCLSX

PERFORMANCE REVIEW

September 1, 2004–August 31, 2005	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	17.13%	16.86%
Class B	16.32	16.86
Class C	16.32	16.86
Institutional	17.69	16.86
Service	17.06	16.86

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/05	One Year	Five Years	Since Inception	Inception Date
Class A	5.95%	4.40%	3.78%	12/31/98
Class B	6.05	4.42	3.87	12/31/98
Class C	10.15	4.77	3.89	12/31/98
Institutional	12.44	5.97	5.06	12/31/98
Service	11.95	5.47	4.57	12/31/98

[3] **The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/05[4]

Holding	% of Net Assets	Line of Business
Exxon Mobil Corp.	4.3%	Oil & Gas
Bank of America Corp.	4.1	Banks
J.P. Morgan Chase & Co.	3.3	Diversified Financials
Pfizer, Inc.	2.5	Pharmaceuticals
Wachovia Corp.	2.5	Banks
Merrill Lynch & Co., Inc.	2.3	Diversified Financials
Burlington Resources, Inc.	2.1	Oil & Gas
Washington Mutual, Inc.	2.0	Banks
Citigroup, Inc.	2.0	Diversified Financials
General Electric Co.	2.0	Industrial Conglomerates

[4] The top 10 holdings may not be representative of the Fund's future investments.

13

GOLDMAN SACHS CORE EQUITY FUNDS

International CORE℠ Investment Process

GOLDMAN SACHS' CORE INTERNATIONAL INVESTMENT PROCESS


1
DISCIPLINED COUNTRY AND STOCK SELECTION
2
CAREFUL PORTFOLIO CONSTRUCTION
3
RESULTS

1 DISCIPLINED COUNTRY AND STOCK SELECTION

- **Comprehensive** – We forecast returns on over 3,500 stocks, 21 countries and 9 currencies on a daily basis.
- **Rigorous** – We evaluate stocks, countries, and currencies based on fundamental investment criteria that have outperformed historically.
- **Objective** – Our stock and equity market selection process is free from emotion that can lead to biased investment decisions.

2 CAREFUL PORTFOLIO CONSTRUCTION

- We use unique, proprietary risk models that are more precise, more focused and faster to respond because they identify, track and manage risk specific to our process, using daily data.

3 RESULTS

Fully invested, well-diversified International portfolio that:

- Blends top-down market views with bottom-up stock selection.
- Maintains style, sector, risk and capitalization characteristics similar to the benchmark.
- Aims to achieve excess returns by taking intentional country bets and many small diversified stock positions.

14

PORTFOLIO RESULTS

CORE℠ International Equity Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs CORE International Equity Fund during the one-year reporting period that ended August 31, 2005.

Performance Review

Over the one-year period that ended August 31, 2005, the Fund's Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 24.12%, 23.05%, 23.16%, 24.51% and 23.93%, respectively. These returns compare to the 24.09% cumulative total return of the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged), over the same time period.

During the fiscal year, both stock selection and country/currency selection enhanced Fund results. Class B, C and Service Shares benefited from these factors, but did not outperform the benchmark due to higher expenses.

Country Allocations

In countries, overweight positions in Norway and Austria were most successful for the period. On the downside, an overweight in Japan and an underweight in Australia were the least successful over the fiscal year.

Sector Allocations

Our strategy is sector-neutral within countries. Any deviations in sector weights at the Fund level were the result of our country allocation decisions. During the period, the Fund's holdings in the Energy and Financials sectors outpaced their peers in the benchmark the most. Conversely, holdings in the Information Technology and Materials sectors detracted from relative performance the most.

Stock Selection

Overall, stock selection within countries contributed positively to performance relative to the benchmark, particularly in Austria and the UK. In contrast, stock selection was weakest in Japan and Belgium.

As always, we thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, September 22, 2005

15

F U N D B A S I C S 16 CORE SM International Equity Fund as of August 31, 2005 P E R F O R M A N C E R E V I EWSeptember 1, 2004—August 31, 2005 Fund Total Return (based on NAV) 1 MSCI EAFE Index 2 Class A 24.12% 24.09%Class B 23.05 24.09Class C 23.16 24.09Institutional 24.51 24.09Service 23.93 24.09 1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided bythe total number of shares of the class outstanding. The Fund’s performance reflects the reinvestmentof dividends and other distributions. The Fund’s performance does not reflect the deduction of anyapplicable sales charges. 2 The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index(unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. TheIndex is unmanaged and the figures for the Index do not include any deduction for fees, expenses ortaxes. It is not possible to invest directly in an unmanaged index.S TANDARDIZED TOTAL RETURNS 3 For the period ended 6/30/05 One Year Five Years Since Inception Inception Date Class A 6.82% -0.90% 1.86% 8/15/97Class B 7.24 -0.71 2.07 8/15/97Class C 11.23 -0.30 2.09 8/15/97Institutional 13.51 0.84 3.24 8/15/97Service 12.92 0.33 2.73 8/15/97 3 The Standardized Total Returns are average annual total returns or cumulative total returns(only if the performance period is one year or less) of the most recent calendar quarter-end.They assume reinvestment of all distributions at NAV. These returns reflect a maximum initialsales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for ClassB Shares (5% maximum declining to 0% after six years) and the assumed contingent deferredsales charge for Class C Shares (1% if redeemed within 12 months of purchase). BecauseInstitutional and Service Shares do not involve a sales charge, such a charge is not applied totheir Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemptionof shares (including by exchange) held for 30 calendar days or less. Performance figures do notreflect the deduction of the redemption fee. If reflected, the redemption fee would reduce theperformance quoted.The returns represent past performance. Past performance does not guarantee future results. TheFund’s investment return and principal value will fluctuate so that an investor’s shares, whenredeemed, may be worth more or less than their original cost. Current performance may be loweror higher than the performance quoted above. Please visit our web site at: www.gs.com/funds toobtain the most recent month-end returns. Performance reflects expense limitations in effect. Intheir absence, performance would be reduced. Returns do not reflect the deduction of taxes that ashareholder would pay on Fund distributions or the redemption of Fund shares.TOP 1 0 H O L D I N G S A S O F 8 / 3 1 / 0 5 4 Holding % of Net Assets Line of Business Norsk Hydro ASA 4.9% Energy SourcesBouygues SA 2.9 TelecommunicationsFortis 2.7 Financial ServicesBASF AG 2.7 ChemicalsE.On AG 2.6 Utilities—Electrical & GasRoyal Dutch Shell PLC ADR Series B 2.3 Energy SourcesAegon NV 2.2 InsuranceSompo Japan Insurance, Inc. 2.2 InsuranceBNP Paribas SA 2.1 BankingOrkla 1.9 Food & Household Products 4 The top 10 holdings may not be representative of the Fund’s future investments. $1.0 Billion Assets Under Management 241 Number of Holdings GCIAX Class A Shares N A S D AQ S Y M B O L S GCIBX Class B Shares GCICX Class C Shares GCIIX Institutional Shares GCISX Service Shares

GOLDMAN SACHS CORE U.S. EQUITY FUND

Performance Summary

August 31, 2005

The following graph shows the value, as of August 31, 2005, of a $10,000 investment made on May 24, 1991 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%) of the Goldman Sachs CORE U.S. Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

CORE U.S. Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested May 24, 1991 to August 31, 2005.

Average Annual Total Return through August 31, 2005	Since Inception	Ten Years	Five Years	One Year

Class A (commenced May 24, 1991)
Excluding sales charges	9.86%	9.29%	-2.13%	13.75%
Including sales charges	9.43%	8.68%	-3.23%	7.50%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	7.48%	n/a	-2.85%	12.87%
Including contingent deferred sales charges	7.48%	n/a	-3.25%	7.87%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.22%	n/a	-2.85%	12.86%
Including contingent deferred sales charges	4.22%	n/a	-2.85%	11.86%

Institutional Class (commenced June 15, 1995)	10.34%	9.81%	-1.74%	14.16%

Service Class (commenced June 7, 1996)	7.94%	n/a	-2.23%	13.61%

 GOLDMAN SACHS CORE U.S. EQUITY FUND

Statement of Investments

August 31, 2005

Shares	Description	Value
Common Stocks – 98.6%

Aerospace & Defense – 2.3%
31,500	Lockheed Martin Corp.	$1,960,560
265,400	Northrop Grumman Corp.	14,886,286
109,100	Raytheon Co.	4,278,902

		21,125,748

Auto Components – 0.2%
47,200	ArvinMeritor, Inc.	875,560
19,300	Autoliv, Inc.	858,850

		1,734,410

Automobiles – 1.0%
872,600	Ford Motor Co.	8,699,822

Banks – 8.6%
646,584	Bank of America Corp.	27,822,509
45,000	Bank of Hawaii Corp.	2,283,750
115,000	Golden West Financial Corp.	7,013,850
108,800	North Fork Bancorporation, Inc.	2,990,912
406,740	Wachovia Corp.	20,182,439
412,200	Washington Mutual, Inc.(a)	17,139,276

		77,432,736

Biotechnology – 3.0%
274,100	Amgen, Inc.*	21,900,590
24,800	Genentech, Inc.*	2,329,712
43,600	Genzyme Corp.*	3,103,012

		27,333,314

Chemicals – 1.8%
16,000	Ashland, Inc.	972,640
245,600	Monsanto Co.	15,679,104

		16,651,744

Commercial Services & Supplies – 1.1%
466,110	Cendant Corp.	9,480,677
13,400	Global Payments, Inc.	881,452

		10,362,129

Communications Equipment – 1.1%
124,000	Cisco Systems, Inc.*	2,184,880
350,100	Motorola, Inc.	7,660,188

		9,845,068

Computers & Peripherals – 3.3%
192,500	Dell, Inc.*	6,853,000
749,300	Hewlett-Packard Co.	20,800,568
147,000	Western Digital Corp.*	2,035,950

		29,689,518

Diversified Financials – 6.9%
94,800	AmeriCredit Corp.*	2,364,312
87,870	Citigroup, Inc.	3,846,070
129,900	Countrywide Financial Corp.	4,389,321
699,300	J.P. Morgan Chase & Co.	23,699,277
288,800	Merrill Lynch & Co., Inc.	16,507,808
195,700	Moody’s Corp.	9,610,827
34,800	Principal Financial, Inc.	1,593,840

		62,011,455

Diversified Telecommunication Services – 1.8%
33,000	ALLTEL Corp.	2,045,670
194,300	CenturyTel, Inc.	6,975,370
235,630	Sprint Nextel Corp.	6,109,886
61,200	Telewest Global, Inc.*	1,358,640

		16,489,566

Electric Utilities – 3.6%
49,900	American Electric Power Co., Inc,	1,855,282
253,010	Edison International	11,393,040
407,400	PG&E Corp.	15,285,648
39,500	TXU Corp.	3,832,290

		32,366,260

Electrical Equipment – 0.7%
99,000	Energizer Holdings, Inc.*(a)	6,425,100

Energy Equipment & Services – 0.3%
33,700	Helmerich & Payne, Inc.	2,002,454
15,900	Transocean, Inc.*	938,736

		2,941,190

Food & Drug Retailing – 1.1%
43,300	Albertson’s, Inc.(a)	871,629
107,100	Safeway, Inc.	2,541,483
137,230	SUPERVALU, Inc.	4,775,604
85,300	The Kroger Co.*	1,683,822

		9,872,538

Food Products – 2.7%
611,951	Archer-Daniels-Midland Co.	13,775,017
35,900	Pilgrim’s Pride Corp.	1,217,010
25,500	The Hershey Co.	1,506,795
470,700	Tyson Foods, Inc.	8,369,046

		24,867,868

Healthcare Equipment & Supplies – 1.3%
57,200	Baxter International, Inc.	2,306,876
27,000	Guidant Corp.	1,907,280
104,700	Medtronic, Inc.	5,967,900
38,900	St. Jude Medical, Inc.*	1,785,510

		11,967,566

Healthcare Providers & Services – 1.7%
65,700	AmerisourceBergen Corp.	4,905,819
15,100	Cardinal Health, Inc.	900,111
42,400	CIGNA Corp.	4,889,568
19,400	DaVita, Inc.*	890,654
23,000	Humana, Inc.*	1,107,680
49,600	McKesson Corp.	2,314,832

		15,008,664

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE U.S. EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Hotels, Restaurants & Leisure – 0.4%
94,800	Darden Restaurants, Inc.	$2,977,668
23,000	MGM MIRAGE*	971,980

		3,949,648

Household Durables – 0.2%
2,070	NVR, Inc.*	1,831,950

Household Products – 0.1%
19,200	Colgate-Palmolive Co.	1,008,000

Industrial Conglomerates – 4.7%
1,238,120	General Electric Co.	41,613,212
10,710	Reynolds American, Inc.	898,998

		42,512,210

Insurance – 5.1%
3,162	Alleghany Corp.*	941,485
174,610	Loews Corp.	15,311,551
249,800	MBIA, Inc.	14,480,906
149,810	Prudential Financial, Inc.	9,643,270
29,100	The Chubb Corp.	2,530,536
67,600	The St. Paul Travelers Cos., Inc.	2,907,476

		45,815,224

Internet Software & Services – 1.1%
33,750	Google, Inc.*	9,652,500

IT Consulting & Services – 1.6%
334,600	Computer Sciences Corp.*	14,906,430

Marine – 0.1%
13,900	Overseas Shipholding Group, Inc.	849,985

Media – 6.7%
316,837	Comcast Corp.*	9,742,738
147,500	Comcast Corp. Special Class A*	4,451,550
875,500	Liberty Media Corp. Series A*	7,275,405
467,600	The Walt Disney Co.	11,778,844
1,160,490	Time Warner, Inc.	20,795,981
199,762	Viacom, Inc. Class B	6,789,910

		60,834,428

Metals & Mining – 1.6%
19,500	Newmont Mining Corp.	771,810
194,900	Nucor Corp.	11,007,952
60,800	United States Steel Corp.	2,548,736

		14,328,498

Oil & Gas – 9.5%
110,800	Anadarko Petroleum Corp.	10,068,396
110,600	Apache Corp.	7,921,172
231,800	Burlington Resources, Inc.(a)	17,104,522
112,042	ConocoPhillips	7,388,050
180,200	EOG Resources, Inc.	11,502,166
265,616	Exxon Mobil Corp.	15,910,398
215,800	Sunoco, Inc.	15,688,660

		85,583,364

Personal Products – 0.5%
80,740	The Gillette Co.	4,349,464

Pharmaceuticals – 8.2%
123,400	Abbott Laboratories	5,569,042
21,600	Allergan, Inc.	1,988,280
271,900	Bristol-Myers Squibb Co.	6,653,393
460,050	Johnson & Johnson	29,162,570
46,300	Merck & Co., Inc.	1,307,049
1,151,300	Pfizer, Inc.	29,323,611

		74,003,945

Real Estate – 0.6%
31,200	Boston Properties, Inc.	2,219,880
32,310	Equity Office Properties Trust	1,075,923
58,400	ProLogis	2,540,984

		5,836,787

Road & Rail – 1.6%
165,900	Burlington Northern Santa Fe Corp.	8,796,018
157,900	Norfolk Southern Corp.	5,622,819

		14,418,837

Semiconductor Equipment & Products – 4.9%
436,400	Advanced Micro Devices, Inc.*	9,064,028
337,890	Freescale Semiconductor, Inc. Class B*	8,136,391
1,041,700	Intel Corp.	26,792,525

		43,992,944

Software – 2.4%
254,300	Autodesk, Inc.	10,985,760
280,340	Microsoft Corp.	7,681,316
90,400	Symantec Corp.*	1,896,592
47,100	Synopsys, Inc.*	894,900

		21,458,568

Specialty Retail – 2.5%
63,800	Abercrombie & Fitch Co.	3,547,918
280,530	AutoNation, Inc.*	5,837,829
129,600	Best Buy Co., Inc.	6,176,736
397,631	Circuit City Stores, Inc.	6,715,988

		22,278,471

Textiles & Apparel – 1.4%
383,400	Coach, Inc.*	12,725,046

Tobacco – 2.6%
336,700	Altria Group, Inc.	23,804,690

Wireless Telecommunication Services – 0.3%
43,510	United States Cellular Corp.*	2,387,829

TOTAL COMMON STOCKS
(Cost $798,895,195)		$891,353,514

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE U.S. EQUITY FUND

Statement of Investments (continued)
August 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 0.2%

Joint Repurchase Agreement Account II
$1,800,000	3.60%	09/01/2005	$1,800,000
Maturity Value: $1,800,180
(Cost $1,800,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $800,695,195)			$893,153,514

Shares	Description	Value
Securities Lending Collateral – 2.8%

25,178,350	Boston Global Investment Trust – Enhanced Portfolio	$25,178,350
(Cost $25,178,350)

TOTAL INVESTMENTS – 101.6%
(Cost $825,873,545)		$918,331,864

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2005. Additional information appears on page 36.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2005, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Gain

S&P Mini 500 Index	47	September 2005	$2,870,290	$18,921

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Performance Summary

August 31, 2005

The following graph shows the value, as of August 31, 2005, of a $10,000 investment made on May 1, 1997 (commencement of operations) in Institutional Shares at NAV of the Goldman Sachs CORE Large Cap Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

CORE Large Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested May 1, 1997 to August 31, 2005.

Average Annual Total Return through August 31, 2005	Since Inception	Five Years	One Year

Class A (commenced May 1, 1997)
Excluding sales charges	4.04%	-9.98%	12.76%
Including sales charges	3.34%	-10.99%	6.54%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	3.29%	-10.65%	11.94%
Including contingent deferred sales charges	3.29%	-11.01%	6.94%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	1.30%	-10.66%	11.94%
Including contingent deferred sales charges	1.30%	-10.66%	10.94%

Institutional Class (commenced May 1, 1997)	4.43%	-9.61%	13.27%

Service Class (commenced May 1, 1997)	3.90%	-10.08%	12.59%

 GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Statement of Investments

August 31, 2005

Shares	Description	Value
Common Stocks – 97.5%

Aerospace & Defense – 4.0%
154,900	Lockheed Martin Corp.	$9,640,976
15,800	Northrop Grumman Corp.	886,222
158,700	The Boeing Co.	10,636,074

		21,163,272

Auto Components – 0.3%
32,200	Autoliv, Inc.	1,432,900

Banks – 1.8%
186,100	Bank of America Corp.	8,007,883
10,100	UnionBanCal Corp.	684,477
13,500	Washington Mutual, Inc.	561,330

		9,253,690

Biotechnology – 5.1%
203,700	Amgen, Inc.*	16,275,630
61,200	Genentech, Inc.*	5,749,128
64,900	Genzyme Corp.*	4,618,933

		26,643,691

Chemicals – 1.8%
144,900	Monsanto Co.	9,250,416

Commercial Services & Supplies – 2.7%
375,400	Cendant Corp.	7,635,636
79,200	CheckFree Corp.*	2,913,768
39,300	Equifax, Inc.	1,298,472
26,400	Global Payments, Inc.	1,736,592
13,400	Republic Services, Inc.	485,482

		14,069,950

Communications Equipment – 2.8%
391,800	Cisco Systems, Inc.*	6,903,516
76,900	Comverse Technology, Inc.*	1,982,482
65,400	Juniper Networks, Inc.*	1,487,196
155,100	Motorola, Inc.	3,393,588
95,000	Tellabs, Inc.*	844,550

		14,611,332

Computers & Peripherals – 3.3%
170,700	Apple Computer, Inc.*	8,010,951
142,500	Dell, Inc.*	5,073,000
11,900	International Business Machines Corp.	959,378
244,500	Western Digital Corp.*	3,386,325

		17,429,654

Diversified Financials – 2.2%
150,100	AmeriCredit Corp.*	3,743,494
155,602	Moody’s Corp.	7,641,614

		11,385,108

Diversified Telecommunication Services – 1.0%
117,100	CenturyTel, Inc.	4,203,890
41,647	Sprint Nextel Corp.	1,079,907

		5,283,797

Electric Utilities – 1.7%
221,000	PG&E Corp.	8,291,920
8,300	TXU Corp.	805,266

		9,097,186

Electrical Equipment – 1.0%
10,000	Emerson Electric Co.	672,800
71,100	Energizer Holdings, Inc.*	4,614,390

		5,287,190

Electronic Equipment & Instruments – 0.6%
33,800	Agilent Technologies, Inc.*	1,087,008
104,300	Ingram Micro, Inc.*	1,826,293
23,500	PerkinElmer, Inc.	486,450

		3,399,751

Energy Equipment & Services – 0.3%
22,400	Helmerich & Payne, Inc.	1,331,008

Food & Drug Retailing – 1.7%
30,800	7-Eleven, Inc.*	872,872
31,500	SUPERVALU, Inc.	1,096,200
75,900	The Kroger Co.*	1,498,266
79,000	Walgreen Co.	3,660,070
14,000	Whole Foods Market, Inc.	1,809,640

		8,937,048

Food Products – 2.4%
150,000	Archer-Daniels-Midland Co.	3,376,500
32,400	Pilgrim’s Pride Corp.	1,098,360
102,100	The Hershey Co.	6,033,089
106,900	Tyson Foods, Inc.	1,900,682

		12,408,631

Healthcare Equipment & Supplies – 2.7%
45,000	Becton, Dickinson and Co.	2,368,350
64,400	Edwards Lifesciences Corp.*	2,833,600
26,500	Guidant Corp.	1,871,960
38,300	Kinetic Concepts, Inc.*	2,098,840
11,600	Respironics, Inc.*	454,256
100,500	St. Jude Medical, Inc.*	4,612,950

		14,239,956

Healthcare Providers & Services – 3.3%
112,700	Aetna, Inc.	8,978,809
90,500	AmerisourceBergen Corp.	6,757,635
11,200	Humana, Inc.*	539,392
28,500	McKesson Corp.	1,330,095

		17,605,931

Hotels, Restaurants & Leisure – 0.4%
53,200	Darden Restaurants, Inc.	1,671,012
15,800	MGM MIRAGE*	667,708

		2,338,720

Household Durables – 1.1%
2,660	NVR, Inc.*	2,354,100
5,800	The Black & Decker Corp.	494,740
68,900	The Toro Co.	2,675,387

		5,524,227

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Household Products – 1.6%
154,300	The Procter & Gamble Co.	$8,560,564

Industrial Conglomerates – 4.2%
652,200	General Electric Co.	21,920,442

Insurance – 3.7%
47,500	Genworth Financial, Inc.	1,528,075
92,500	Loews Corp.	8,111,325
132,900	MBIA, Inc.	7,704,213
57,650	W.R. Berkley Corp.	2,045,998

		19,389,611

Internet Software & Services – 3.5%
41,300	Google, Inc.*	11,811,800
220,100	McAfee, Inc.*	6,746,065

		18,557,865

IT Consulting & Services – 1.5%
173,400	Computer Sciences Corp.*	7,724,970

Leisure Equipment & Products – 0.2%
23,600	Polaris Industries, Inc.	1,243,248

Media – 6.1%
250,600	Comcast Corp.*	7,705,950
989,600	Liberty Media Corp. Series A*	8,223,576
81,900	Pixar*	3,595,410
143,800	The Walt Disney Co.	3,622,322
462,700	Time Warner, Inc.	8,291,584
25,819	Viacom, Inc. Class B	877,588

		32,316,430

Metals & Mining – 1.1%
62,300	Peabody Energy Corp.	4,465,041
27,700	Southern Peru Copper Corp.	1,356,746

		5,821,787

Multiline Retail – 0.9%
24,900	Dillard’s, Inc.	560,499
71,400	Nordstrom, Inc.	2,397,612
35,200	Wal-Mart Stores, Inc.	1,582,592

		4,540,703

Oil & Gas – 3.2%
92,100	Burlington Resources, Inc.	6,796,059
7,700	EOG Resources, Inc.	491,491
134,800	Sunoco, Inc.	9,799,960

		17,087,510

Personal Products – 0.7%
72,399	The Gillette Co.	3,900,134

Pharmaceuticals – 8.0%
78,100	Abbott Laboratories	3,524,653
30,000	Allergan, Inc.	2,761,500
37,300	Barr Pharmaceuticals, Inc.*	1,701,253
239,500	Bristol-Myers Squibb Co.	5,860,565
372,700	Johnson & Johnson	23,625,453
142,195	Pfizer, Inc.	3,621,707
18,900	Watson Pharmaceuticals, Inc.*	651,672
12,000	Wyeth	549,480

		42,296,283

Real Estate – 0.3%
13,300	CBL & Associates Properties, Inc.	564,186
14,800	ProLogis	643,948
15,800	Ventas, Inc.	492,170

		1,700,304

Road & Rail – 2.0%
49,300	Burlington Northern Santa Fe Corp.	2,613,886
38,800	CSX Corp.	1,704,484
92,200	J.B. Hunt Transportation Services, Inc.	1,666,054
106,400	Norfolk Southern Corp.	3,788,904
29,700	Swift Transportation Co., Inc.*	592,218

		10,365,546

Semiconductor Equipment & Products – 7.3%
417,700	Advanced Micro Devices, Inc.*	8,675,629
219,300	Freescale Semiconductor, Inc. Class B*	5,280,744
818,600	Intel Corp.	21,054,392
97,300	Texas Instruments, Inc.	3,179,764

		38,190,529

Software – 4.6%
233,000	Autodesk, Inc.	10,065,600
26,100	BMC Software, Inc.*	522,000
454,200	Microsoft Corp.	12,445,080
62,700	Symantec Corp.*	1,315,446

		24,348,126

Specialty Retail – 4.0%
61,900	Abercrombie & Fitch Co.	3,442,259
113,800	AutoNation, Inc.*	2,368,178
143,200	Best Buy Co., Inc.	6,824,912
19,000	Chico’s FAS, Inc.*	659,490
275,023	Circuit City Stores, Inc.	4,645,138
19,800	Michaels Stores, Inc.	718,740
37,400	Payless ShoeSource, Inc.*	693,396
52,350	The Men’s Wearhouse, Inc.*	1,595,628

		20,947,741

Textiles & Apparel – 1.7%
271,500	Coach, Inc.*	9,011,085

Tobacco – 2.6%
186,800	Altria Group, Inc.	13,206,760
10,400	UST, Inc.	442,624

		13,649,384

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Statement of Investments (continued)
August 31, 2005

Shares	Description	Value
Common Stocks – (continued)

Wireless Telecommunication Services – 0.1%
9,400	Telephone & Data Systems, Inc. Special Shares	$361,900

TOTAL COMMON STOCKS
(Cost $468,512,835)		$512,627,620

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(a) – 2.1%

Joint Repurchase Agreement Account II
$11,300,000	3.60%	09/01/2005	$11,300,000
Maturity Value: $11,301,130
(Cost $11,300,000)

TOTAL INVESTMENTS – 99.6%
(Cost $479,812,835)			$523,927,620

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2005. Additional information appears on page 36.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2005, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Loss

S&P Mini 500 Index	206	September 2005	$12,580,420	$(30,161)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Performance Summary

August 31, 2005

The following graph shows the value, as of August 31, 2005, of a $10,000 investment made on August 15, 1997 (commencement of operations) in Institutional Shares at NAV of the Goldman Sachs CORE Small Cap Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

CORE Small Cap Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested August 15, 1997 to August 31, 2005.

Average Annual Total Return through August 31, 2005	Since Inception	Five Years	One Year

Class A (commenced August 15, 1997)
Excluding sales charges	8.20%	7.77%	24.97%
Including sales charges	7.44%	6.56%	18.12%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	7.40%	6.97%	24.07%
Including contingent deferred sales charges	7.40%	6.57%	18.79%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	7.43%	6.96%	24.09%
Including contingent deferred sales charges	7.43%	6.96%	23.04%

Institutional Class (commenced August 15, 1997)	8.62%	8.19%	25.57%

Service Class (commenced August 15, 1997)	8.10%	7.67%	24.86%

 GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Statement of Investments

August 31, 2005

Shares	Description	Value
Common Stocks – 99.2%

Aerospace & Defense – 1.7%
110,900	AAR Corp.*	$1,951,840
11,400	DRS Technologies, Inc.	586,530
3,900	EDO Corp.	109,551
33,250	Innovative Solutions & Support, Inc.*(a)	560,595
48,600	Kaman Corp.	1,165,914
16,150	Moog, Inc.*	508,887
46,100	Triumph Group, Inc.*	1,810,347
79,900	United Industrial Corp.(a)	2,715,002

		9,408,666

Air Freight & Couriers – 0.2%
36,600	Hub Group, Inc.*	1,180,350

Airlines – 1.0%
175,400	Alaska Air Group, Inc.*	5,914,488

Auto Components – 0.3%
22,400	Midas, Inc.*	472,640
73,600	Visteon Corp.	727,168
23,500	Wabtec Corp.	611,000

		1,810,808

Automotive – 1.1%
129,800	Handleman Co.	1,815,902
132,800	WESCO International, Inc.*	4,608,160

		6,424,062

Banks – 7.2%
160,800	Bank of Hawaii Corp.	8,160,600
47,600	City National Corp.	3,429,104
44,100	Corus Bankshares, Inc.	2,566,179
9,400	Downey Financial Corp.	595,772
16,700	East West Bancorp, Inc.	566,798
207,600	First Bancorp.	3,832,296
29,300	First Charter Corp.	685,034
9,000	First Citizens BancShares, Inc.	1,485,000
31,000	Fulton Financial Corp.	542,500
24,100	Greater Bay Bancorp	607,320
17,875	IBERIABANK Corp.	902,688
43,400	Irwin Financial Corp.	911,400
24,045	MB Financial, Inc.	933,427
55,900	Nara Bancorp, Inc.	778,687
123,210	PFF Bancorp, Inc.	3,663,033
16,600	PrivateBancorp, Inc.	570,210
177,700	SVB Financial Group*(a)	8,359,008
24,500	The Colonial BancGroup, Inc.	569,870
47,100	United Community Financial Corp.	523,281
70,900	Wilshire Bancorp, Inc.	1,036,558

		40,718,765

Biotechnology – 4.1%
123,600	Applera Corp. – Celera Genomics Group*	1,451,064
116,900	Connetics Corp.*	2,228,114
58,100	deCODE genetics, Inc.*(a)	564,151
36,200	Enzo Biochem, Inc.*	573,408
14,200	Gen-Probe, Inc.*	646,384
88,600	Kos Pharmaceuticals, Inc.*	6,035,432
59,100	Serologicals Corp.*	1,405,989
22,500	Techne Corp.*	1,281,825
125,300	United Therapeutics Corp.*	8,797,313

		22,983,680

Building Products – 2.5%
138,200	Griffon Corp.*	3,543,448
10,800	Universal Forest Products, Inc.	587,844
119,300	USG Corp.*(a)	7,498,005
52,700	Watsco, Inc.	2,569,652

		14,198,949

Chemicals – 0.3%
30,767	A. Schulman, Inc.	560,267
21,700	Arch Chemicals, Inc.	537,292
34,000	Octel, Corp.	584,120

		1,681,679

Commercial Services & Supplies – 4.7%
82,400	Administaff, Inc.	2,963,928
205,400	Arbitron, Inc.	8,626,800
37,852	Casella Waste Systems, Inc.*	501,161
87,000	CSG Systems International, Inc.*	1,773,930
40,900	eFunds Corp.*	797,550
87,600	Imagistics International, Inc.*	2,930,220
63,455	John H. Harland Co.	2,661,937
26,827	NCO Group, Inc.*	562,830
76,700	Pre-Paid Legal Services, Inc.(a)	3,105,583
200,900	Spherion Corp.*	1,480,633
44,300	The Standard Register Co.	695,067
22,500	Universal Technical Institute, Inc.*	720,225

		26,819,864

Communications Equipment – 1.8%
49,100	Arris Group, Inc.*	515,059
99,400	Audiovox Corp.*	1,797,152
114,600	Comtech Telecommunications Corp.*	4,022,460
95,000	Emulex Corp.*	2,047,250
174,600	Powerwave Technologies, Inc.*	1,829,808

		10,211,729

Computers & Peripherals – 2.2%
33,300	Imation Corp.	1,402,263
122,900	Intergraph Corp.*	5,015,549
133,800	Komag, Inc.*	4,463,568
279,400	Maxtor Corp.*	1,357,884
106,700	Quantum Corp.*	306,229

		12,545,493

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Construction & Engineering – 0.4%
68,600	The Shaw Group, Inc.*	$1,447,460
12,700	Washington Group International, Inc.*	671,068

		2,118,528

Construction Materials – 0.1%
10,000	Texas Industries, Inc.	598,100

Containers & Packaging – 0.1%
9,400	Greif, Inc.	553,190

Diversified Financials – 1.5%
26,400	Cash America International, Inc.	553,608
113,700	CompuCredit Corp.*(a)	4,759,482
70,500	Metris Cos., Inc.*	1,030,710
47,900	Portfolio Recovery Associates, Inc.*(a)	1,914,563

		8,258,363

Diversified Telecommunication Services – 0.6%
61,800	Commonwealth Telephone Enterprises, Inc.	2,486,832
111,900	Time Warner Telecom, Inc.*	861,630

		3,348,462

Electric Utilities – 2.0%
16,000	Black Hills Corp.	666,400
79,700	El Paso Electric Co.*	1,670,512
619,000	Sierra Pacific Resources*(a)	9,025,020

		11,361,932

Electrical Equipment – 1.6%
49,200	Brady Corp.	1,535,532
34,400	II-VI, Inc.*	611,632
90,500	Paxar Corp.*	1,702,305
61,900	Regal Beloit Corp.	2,065,603
38,400	The Genlyte Group, Inc.*	1,889,664
13,500	Woodward Governor Co.	1,100,925

		8,905,661

Electronic Equipment & Instruments – 4.4%
155,700	Anixter International, Inc.*(a)	5,944,626
22,800	Avnet, Inc.*	571,140
25,500	Checkpoint Systems, Inc.*	557,175
82,600	Coherent, Inc.*	2,625,854
181,500	Exar Corp.*	2,833,215
131,700	Ingram Micro, Inc.*	2,306,067
23,600	Itron, Inc.*	1,091,972
17,100	Littelfuse, Inc.*	475,722
73,000	Methode Electronics, Inc.	899,360
34,100	Plexus Corp.*	582,428
25,200	Rofin-Sinar Technologies, Inc.*	910,980
147,800	Teledyne Technologies, Inc.*	5,709,514
78,800	TTM Technologies, Inc.*	609,912

		25,117,965

Energy Equipment & Services – 4.0%
10,700	Cal Dive International, Inc.*	668,322
54,100	Dril-Quip, Inc.*	2,273,282
48,100	Hornbeck Offshore Services, Inc.*	1,707,550
18,300	Oil States International, Inc.*	634,278
32,500	RPC, Inc.	754,000
45,000	SEACOR Holdings, Inc.*	3,217,500
19,700	Unit Corp.*	1,025,582
101,100	Universal Compression Holdings, Inc.*	4,165,320
249,700	Veritas DGC, Inc.*	8,030,352

		22,476,186

Food & Drug Retailing – 2.5%
18,100	7-Eleven, Inc.*	512,954
29,025	Flowers Foods, Inc.	790,351
181,000	Longs Drug Stores Corp.	7,674,400
138,500	Pathmark Stores, Inc.*	1,495,800
365,100	Terra Industries, Inc.*	2,665,230
31,600	The Great Atlantic & Pacific Tea Co., Inc.*(a)	802,008

		13,940,743

Food Products – 2.0%
83,900	Chiquita Brands International, Inc.	2,114,280
24,000	Pilgrim’s Pride Corp.	813,600
12,800	Ralcorp Holdings, Inc.	567,680
436	Seaboard Corp.	559,824
142,600	USANA Health Sciences, Inc.*(a)	7,415,200

		11,470,584

Healthcare Equipment & Supplies – 5.7%
27,700	1-800 Contacts, Inc.*	493,614
99,400	American Medical Systems Holdings, Inc.*	2,037,700
18,600	ArthroCare Corp.*	676,482
10,100	Bio-Rad Laboratories, Inc.*	557,520
41,100	Biosite, Inc.*	2,457,369
28,300	Diagnostic Products Corp.	1,528,200
26,400	Edwards Lifesciences Corp.*	1,161,600
92,300	Haemonetics Corp.*	4,101,812
221,600	Immucor, Inc.*	5,245,272
32,200	Kensey Nash Corp.*(a)	975,660
32,000	LCA-Vision, Inc.	1,313,600
60,700	Mentor Corp.	3,192,820
84,900	Molecular Devices Corp.*	1,771,014
39,300	Noven Pharmaceuticals, Inc.*	654,738
54,200	SurModics, Inc.*(a)	2,012,988
56,400	Ventana Medical Systems, Inc.*	2,283,636
75,600	Viasys Healthcare, Inc.*	2,035,908

		32,499,933

Healthcare Providers & Services – 2.6%
51,600	Cantel Medical Corp.*	1,073,280
70,200	First Horizon Pharmaceutical Corp.*	1,451,034
91,600	Genesis HealthCare Corp.*	3,673,160

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Statement of Investments (continued)
August 31, 2005

Shares	Description	Value
Common Stocks – (continued)

Healthcare Providers & Services – (continued)
158,900	Kindred Healthcare, Inc.*	$4,862,340
33,200	Odyssey HealthCare, Inc.*	554,440
41,700	PSS World Medical, Inc.*	604,233
146,400	Stewart Enterprises, Inc.	1,016,016
10,000	Sunrise Senior Living, Inc.*	593,900
27,600	Ventiv Health, Inc.*	626,520

		14,454,923

Hotels, Restaurants & Leisure – 3.2%
12,600	CEC Entertainment, Inc.*	432,054
75,700	Choice Hotels International, Inc.	4,647,223
56,100	CKE Restaurants, Inc.(a)	656,370
72,200	Domino’s Pizza, Inc.	1,660,600
19,110	Great Wolf Resorts, Inc.*	219,765
57,600	Jack in the Box, Inc.*	2,031,552
45,600	Landry’s Restaurants, Inc.	1,332,888
42,088	Lone Star Steakhouse & Saloon, Inc.	1,110,702
67,400	Papa John’s International, Inc.*(a)	3,223,068
140,300	Six Flags, Inc.*	1,003,145
21,700	Sonic Corp.*	663,803
35,900	Vail Resorts, Inc.*	1,030,330

		18,011,500

Household Durables – 1.3%
235,600	American Greetings Corp.(a)	5,981,884
66,300	Kimball International, Inc. Class B	838,032
36,947	Universal Electronics, Inc.*	643,617

		7,463,533

Insurance – 4.5%
37,100	AmerUs Group Co.	2,052,372
35,600	Argonaut Group, Inc.*	886,796
31,900	Conseco, Inc.*	666,072
20,881	FBL Financial Group, Inc.	625,804
120,500	Fremont General Corp.	2,749,810
125,400	LandAmerica Financial Group, Inc.(a)	7,413,648
152,700	Stewart Information Services Corp.	7,340,289
60,200	Zenith National Insurance Corp.	3,801,630

		25,536,421

Internet & Catalog Retail – 1.0%
186,525	Coldwater Creek, Inc.*	5,716,991

Internet Software & Services – 3.5%
72,300	Digital Insight Corp.*	1,954,992
20,600	Digital River, Inc.*	782,388
91,800	J2 Global Communications, Inc.*(a)	3,445,254
127,800	NETGEAR, Inc.*	2,833,326
220,000	United Online, Inc.	2,866,600
42,100	ValueClick, Inc.*	607,924
148,000	Websense, Inc.*	7,383,720

		19,874,204

IT Consulting & Services – 0.7%
126,400	Agilysys, Inc.	2,268,880
52,000	MarketAxess Holdings, Inc.*(a)	581,880
40,800	TNS, Inc.*	921,264

		3,772,024

Leisure Equipment & Products – 0.2%
27,700	MarineMax, Inc.*	786,957
32,500	Oakley, Inc.	568,425

		1,355,382

Machinery – 2.4%
25,500	Barnes Group, Inc.	879,750
47,000	Blount International, Inc.*	846,000
25,500	Esterline Technologies Corp.*	1,113,075
70,600	JLG Industries, Inc.	2,314,974
43,200	NACCO Industries, Inc.	4,706,640
97,700	Stewart & Stevenson Services, Inc.	2,380,949
27,500	Sun Hydraulics Corp.(a)	549,725
9,300	The Middleby Corp.*	611,196

		13,402,309

Media – 0.3%
42,800	Catalina Marketing Corp.	1,024,632
18,000	The Liberty Corp.	863,820

		1,888,452

Metals & Mining – 3.6%
51,600	Chaparral Steel Co.*	1,151,712
82,020	Metals USA, Inc.*	1,615,794
141,550	Quanex Corp.	8,706,740
27,900	RTI International Metals, Inc.*	967,572
226,000	Ryerson Tull, Inc.(a)	4,642,040
305,800	USEC, Inc.	3,599,266

		20,683,124

Multi-Utilities – 0.4%
118,900	Avista Corp.	2,311,416

Multiline Retail – 0.8%
109,700	Dillard’s, Inc.	2,469,347
77,100	Stein Mart, Inc.	1,885,866

		4,355,213

Oil & Gas – 2.9%
52,000	Berry Petroleum Co.	3,215,160
22,400	Energy Partners Ltd.*	537,600
27,100	Giant Industries, Inc.*	1,334,675
56,900	Harvest Natural Resources, Inc.*	579,811
20,600	St. Mary Land & Exploration Co.	710,082
154,400	Swift Energy Co.*	7,091,592
49,500	The Houston Exploration Co.*	2,915,550

		16,384,470

Paper & Forest Products – 0.1%
37,500	Chesapeake Corp.	731,250

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Personal Products – 0.2%
12,200	Chattem, Inc.*	$472,628
17,600	Parlux Fragrances, Inc.*	552,112

		1,024,740

Pharmaceuticals – 0.4%
83,300	Alpharma,Inc.	2,217,446

Real Estate – 7.2%
7,700	Alexandria Real Estate Equities, Inc.	631,015
176,900	American Home Mortgage Investment Corp.	5,659,031
195,800	Annaly Mortgage Management, Inc.(a)	2,976,160
1,200	Bedford Property Investors, Inc.	27,660
28,800	Brookfield Homes Corp.	1,474,560
26,300	Capital Lease Funding, Inc.	270,101
15,700	CarrAmerica Realty Corp.	566,613
18,800	CBL & Associates Properties, Inc.	797,496
134,100	Commercial Net Lease Realty	2,677,977
29,700	Cousins Properties, Inc.	900,207
102,800	FelCor Lodging Trust, Inc.*	1,567,700
18,200	Health Care REIT, Inc.	675,584
45,800	Highwoods Properties, Inc.	1,414,304
208,400	HRPT Properties Trust	2,667,520
46,900	Inland Real Estate Corp.	736,330
65,700	Jones Lang LaSalle, Inc.*	3,240,981
16,600	LaSalle Hotel Properties	560,582
24,700	Lexington Corporate Properties Trust	568,100
89,600	National Health Investors, Inc.	2,595,712
12,800	Pan Pacific Retail Properties, Inc.	848,256
40,400	PS Business Parks, Inc.	1,838,200
106,800	Realty Income Corp.(a)	2,545,044
249,100	Senior Housing Properties Trust	4,732,900
31,000	Sunstone Hotel Investors, Inc.	784,300

		40,756,333

Road & Rail – 1.2%
95,400	Dollar Thrifty Automotive Group, Inc.*	2,886,804
59,900	GATX Corp.	2,427,747
61,200	Laidlaw International, Inc.	1,514,700

		6,829,251

Semiconductor Equipment & Products – 2.4%
49,700	Agere Systems, Inc.*	562,604
18,900	Cabot Microelectronics Corp.*(a)	563,409
270,300	Cirrus Logic, Inc.*	2,135,370
42,400	Cohu, Inc.	1,035,408
45,700	Cymer, Inc.*	1,530,950
32,800	Genesis Microchip, Inc.*	862,312
59,800	MPS Group, Inc.*	661,388
104,400	Photronics, Inc.*	2,168,388
120,500	Silicon Image, Inc.*	1,244,765
34,000	SiRF Technology Holdings, Inc.*	863,600
24,500	Trident Microsystems, Inc.*	860,440
72,500	Zoran Corp.*	1,142,600

		13,631,234

Software – 2.8%
68,000	ANSYS, Inc.*	2,567,000
96,300	Aspen Technology, Inc.*(a)	483,426
249,100	Entrust, Inc.*	1,487,127
51,200	Internet Security Systems, Inc.*	1,163,264
175,000	Parametric Technology Corp.*	1,060,500
26,200	Quality Systems, Inc.	1,703,000
184,800	SeaChange International, Inc.*(a)	1,130,976
48,200	SS&C Technologies, Inc.	1,758,818
53,400	Sybase, Inc.*	1,192,422
77,300	Synopsys, Inc.*	1,468,700
40,600	The Ultimate Software Group, Inc.*	740,950
86,989	Tradestation Group, Inc.*(a)	780,291
31,100	Witness Systems, Inc.*	562,910

		16,099,384

Specialty Retail – 4.8%
50,300	Building Materials Holding Corp.	4,702,044
100,100	Charming Shoppes, Inc.*	1,209,208
119,857	Circuit City Stores, Inc.	2,024,385
14,100	Jos. A. Bank Clothiers, Inc.*	557,655
71,800	Movie Gallery, Inc.(a)	1,291,682
80,400	Payless ShoeSource, Inc.*	1,490,616
175,000	Stage Stores, Inc.*	4,866,750
64,250	The Cato Corp.	1,246,450
69,000	The Children’s Place Retail Stores, Inc.*	2,822,790
144,911	The Men’s Wearhouse, Inc.*	4,416,887
34,200	The Sports Authority, Inc.*	1,104,660
104,900	The Wet Seal, Inc.*	536,039
28,200	Too, Inc.*	751,812

		27,020,978

Textiles & Apparel – 0.5%
36,600	Guess?, Inc.*	791,658
25,600	Perry Ellis International, Inc.*	672,000
87,700	Skechers U.S.A., Inc.*	1,464,590
2,900	UniFirst Corp.	113,941

		3,042,189

Wireless Telecommunication Services – 0.2%
18,100	United States Cellular Corp.*	993,328

TOTAL COMMON STOCKS
(Cost $474,625,142)		$562,104,275

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Statement of Investments (continued)
August 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 2.9%

Joint Repurchase Agreement Account II
$16,700,000	3.60%	09/01/2005	$16,700,000
Maturity Value: $16,701,670
(Cost $16,700,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $491,325,142)			$578,804,275

Shares	Description	Value

Securities Lending Collateral – 12.6%

71,346,325	Boston Global Investment Trust – Enhanced Portfolio	$71,346,325
(Cost $71,346,325)

TOTAL INVESTMENTS – 114.7%
(Cost $562,671,467)		$650,150,600

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2005. Additional information appears on page 36.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2005, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Gain

Russell Mini 2000 Index	62	September 2005	$4,136,640	$77,994

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Performance Summary

August 31, 2005

The following graph shows the value, as of August 31, 2005, of a $10,000 investment made on December 31, 1998 (commencement of operations) in Institutional Shares at NAV of the Goldman Sachs CORE Large Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

CORE Large Cap Value Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 31, 1998 to August 31, 2005.

Average Annual Total Return through August 31, 2005	Since Inception	Five Years	One Year

Class A (commenced December 31, 1998)
Excluding sales charges	5.15%	4.75%	17.13%
Including sales charges	4.27%	3.58%	10.68%

Class B (commenced December 31, 1998)
Excluding contingent deferred sales charges	4.35%	3.97%	16.32%
Including contingent deferred sales charges	4.35%	3.61%	11.21%

Class C (commenced December 31, 1998)
Excluding contingent deferred sales charges	4.37%	3.98%	16.32%
Including contingent deferred sales charges	4.37%	3.98%	15.30%

Institutional Class (commenced December 31, 1998)	5.55%	5.15%	17.69%

Service Class (commenced December 31, 1998)	5.06%	4.67%	17.06%

GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Statement of Investments

August 31, 2005

Shares	Description	Value
Common Stocks – 94.5%

Aerospace & Defense – 2.6%
144,300	Lockheed Martin Corp.	$8,981,232
121,700	Northrop Grumman Corp.	6,826,153

		15,807,385

Auto Components – 0.3%
117,900	The Goodyear Tire & Rubber Co.*	1,980,720

Banks – 12.6%
582,298	Bank of America Corp.	25,056,283
118,200	Bank of Hawaii Corp.	5,998,650
15,700	Comerica, Inc.	949,693
23,700	Downey Financial Corp.	1,502,106
13,800	Golden West Financial Corp.	841,662
53,300	KeyCorp	1,765,296
5,200	M&T Bank Corp.	554,424
18,400	Northern Trust Corp.	917,056
44,500	SunTrust Banks, Inc.	3,127,460
135,600	UnionBanCal Corp.	9,189,612
303,100	Wachovia Corp.	15,039,822
294,000	Washington Mutual, Inc.(a)	12,224,520

		77,166,584

Biotechnology – 1.7%
112,500	Amgen, Inc.*	8,988,750
7,600	Genentech, Inc.*	713,944
13,100	Genzyme Corp.*	932,327

		10,635,021

Chemicals – 1.7%
150,600	Monsanto Co.	9,614,304
26,100	The Lubrizol Corp.	1,079,235

		10,693,539

Commercial Services & Supplies – 0.3%
88,400	Cendant Corp.	1,798,056

Communications Equipment – 0.2%
135,500	Tellabs, Inc.*	1,204,595

Computers & Peripherals – 0.7%
163,700	Hewlett-Packard Co.	4,544,312

Construction Materials – 0.3%
30,500	Lafarge North America, Inc.	2,102,975

Diversified Financials – 11.2%
14,400	A.G. Edwards, Inc.	651,024
239,500	AmeriCredit Corp.*	5,973,130
277,800	Citigroup, Inc.	12,159,306
29,800	Franklin Resources, Inc.	2,397,112
589,100	J.P. Morgan Chase & Co.	19,964,599
243,800	Merrill Lynch & Co., Inc.	13,935,608
174,300	Moody’s Corp.	8,559,873
67,000	Principal Financial, Inc.	3,068,600
24,900	SLM Corp.	1,238,775
6,000	The Bear Stearns Companies, Inc.	603,000

		68,551,027

Diversified Telecommunication Services – 4.3%
77,300	AT&T Corp.	1,521,264
123,000	BellSouth Corp.	3,233,670
287,500	CenturyTel, Inc.	10,321,250
32,900	Liberty Global, Inc.*	1,669,675
160,700	SBC Communications, Inc.	3,869,656
218,500	Sprint Nextel Corp.	5,665,705

		26,281,220

Electric Utilities – 4.9%
33,700	CMS Energy Corp.*	542,570
198,200	Edison International	8,924,946
70,700	Exelon Corp.	3,810,023
60,000	Northeast Utilities	1,195,200
58,900	NRG Energy, Inc.*	2,357,178
282,100	PG&E Corp.	10,584,392
90,900	Reliant Energy, Inc.*	1,136,250
14,600	TXU Corp.	1,416,492

		29,967,051

Electrical Equipment – 0.8%
71,800	Energizer Holdings, Inc.*	4,659,820

Electronic Equipment & Instruments – 0.1%
27,900	Avnet, Inc.*	698,895

Energy Equipment & Services – 0.1%
10,700	Helmerich & Payne, Inc.	635,794

Food Products – 2.7%
471,500	Archer-Daniels-Midland Co.	10,613,465
32,700	Pilgrim’s Pride Corp.(a)	1,108,530
279,192	Tyson Foods, Inc.	4,964,034

		16,686,029

Healthcare Equipment & Supplies – 0.1%
14,900	Baxter International, Inc.	600,917

Healthcare Providers & Services – 1.9%
78,900	AmerisourceBergen Corp.	5,891,463
52,000	CIGNA Corp.	5,996,640

		11,888,103

Hotels, Restaurants & Leisure – 0.2%
42,800	Darden Restaurants, Inc.	1,344,348

Household Durables – 0.3%
37,100	American Greetings Corp.	941,969
10,500	The Black & Decker Corp.	895,650

		1,837,619

Industrial Conglomerates – 2.0%
356,700	General Electric Co.	11,988,687

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Statement of Investments (continued)
August 31, 2005

Shares	Description	Value
Common Stocks – (continued)

Insurance – 6.3%
20,100	AmerUs Group Co.	$1,111,932
37,800	CNA Financial Corp.*	1,095,066
23,600	Fremont General Corp.	538,552
141,600	Genworth Financial, Inc.	4,555,272
124,500	Loews Corp.	10,917,405
164,000	MBIA, Inc.	9,507,080
139,000	MetLife, Inc.	6,808,220
23,000	Old Republic International Corp.	578,910
25,900	Prudential Financial, Inc.	1,667,183
26,500	The Allstate Corp.	1,489,565
13,900	The St. Paul Travelers Cos., Inc.	597,839

		38,867,024

Internet Software & Services – 1.2%
21,350	Google, Inc.*	6,106,100
35,700	McAfee, Inc.*	1,094,205

		7,200,305

IT Consulting & Services – 0.5%
64,400	Computer Sciences Corp.*	2,869,020

Marine – 0.2%
20,000	Overseas Shipholding Group, Inc.	1,223,000

Media – 4.2%
51,900	Comcast Corp.*	1,595,925
33,400	Hearst-Argyle Television, Inc.	867,398
1,081,700	Liberty Media Corp. Series A*	8,988,927
13,200	Pixar*	579,480
15,600	Scholastic Corp.*	568,932
594,200	Time Warner, Inc.	10,648,064
70,400	Viacom, Inc. Class B	2,392,896

		25,641,622

Metals & Mining – 0.7%
23,000	Newmont Mining Corp.	910,340
38,400	Nucor Corp.	2,168,832
13,800	Peabody Energy Corp.	989,046

		4,068,218

Multi-Utilities – 0.8%
137,200	Duke Energy Corp.	3,977,428
11,000	Questar Corp.	858,220

		4,835,648

Multiline Retail – 0.4%
45,700	99 Cents Only Stores*	482,135
91,000	Dillard’s, Inc.	2,048,410

		2,530,545

Oil & Gas – 14.1%
127,000	Anadarko Petroleum Corp.	11,540,490
68,800	Apache Corp.	4,927,456
174,200	Burlington Resources, Inc.	12,854,218
35,934	Chevron Corp.	2,206,347
9,900	ConocoPhillips	652,806
150,400	Devon Energy Corp.	9,139,808
46,800	EOG Resources, Inc.	2,987,244
438,360	Exxon Mobil Corp.	26,257,764
41,500	Noble Energy, Inc.	3,657,810
152,600	Sunoco, Inc.	11,094,020
24,900	XTO Energy, Inc.	991,020

		86,308,983

Paper & Forest Products – 0.2%
40,400	MeadWestvaco Corp.	1,170,388

Pharmaceuticals – 4.3%
23,300	Bristol-Myers Squibb Co.	570,151
147,400	Johnson & Johnson	9,343,686
612,500	Pfizer, Inc.	15,600,375
24,600	Watson Pharmaceuticals, Inc.*	848,208

		26,362,420

Real Estate – 3.1%
119,400	Annaly Mortgage Management, Inc.(a)	1,814,880
17,100	Camden Property Trust	894,330
34,000	CBL & Associates Properties, Inc.	1,442,280
225,900	Equity Office Properties Trust	7,522,470
34,800	HRPT Properties Trust	445,440
138,600	ProLogis	6,030,486
12,100	SL Green Realty Corp.	800,173

		18,950,059

Road & Rail – 2.1%
115,500	Burlington Northern Santa Fe Corp.	6,123,810
120,800	CSX Corp.	5,306,744
15,900	GATX Corp.	644,427
27,600	Laidlaw International, Inc.	683,100

		12,758,081

Semiconductor Equipment & Products – 1.4%
102,200	Advanced Micro Devices, Inc.*	2,122,694
133,900	Freescale Semiconductor, Inc. Class B*	3,224,312
117,100	Intel Corp.	3,011,812

		8,358,818

Software – 1.4%
202,800	Autodesk, Inc.	8,760,960

Specialty Retail – 1.8%
133,800	AutoNation, Inc.*	2,784,378
176,608	Circuit City Stores, Inc.	2,982,909
24,800	Michaels Stores, Inc.	900,240
90,700	Payless ShoeSource, Inc.*	1,681,578
42,900	The Men’s Wearhouse, Inc.*	1,307,592
78,600	United Rentals, Inc.*	1,418,730

		11,075,427

Textiles & Apparel – 1.1%
210,000	Coach, Inc.*	6,969,900

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Tobacco – 1.4%
88,600	Altria Group, Inc.	$6,264,020
54,200	UST, Inc.(a)	2,306,752

		8,570,772

Wireless Telecommunication Services – 0.3%
38,200	United States Cellular Corp.*	2,096,416

TOTAL COMMON STOCKS
(Cost $517,547,589)		$579,690,303

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 4.6%

Joint Repurchase Agreement Account II
$28,300,000	3.60%	09/01/2005	$28,300,000
Maturity Value: $28,302,830
(Cost $28,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $545,847,589)			$607,990,303

Shares	Description	Value
Securities Lending Collateral – 1.6%

9,541,200	Boston Global Investment Trust – Enhanced Portfolio	$9,541,200
(Cost $9,541,200)

TOTAL INVESTMENTS – 100.7%
(Cost $555,388,789)		$617,531,503

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2005. Additional information appears on page 36.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2005, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Loss

S&P Mini 500 Index	524	September 2005	$32,000,680	$(187,359)

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE EQUITY FUNDS

Statement of Investments (continued)
August 31, 2005

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2005, certain funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

CORE U.S Equity	$1,800,000

CORE Large Cap Growth	11,300,000

CORE Small Cap Equity	16,700,000

CORE Large Cap Value	28,300,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,750,000,000	3.60%	09/01/2005	$1,750,175,000

Barclays Capital PLC	800,000,000	3.60	09/01/2005	800,080,000

Bear Stearns & Co.	600,000,000	3.61	09/01/2005	600,060,166

Deutsche Bank Securities, Inc.	2,000,000,000	3.60	09/01/2005	2,000,200,000

Greenwich Capital Markets	500,000,000	3.60	09/01/2005	500,050,000

J.P. Morgan Securities, Inc.	125,000,000	3.61	09/01/2005	125,012,535

UBS Warburg LLC	350,000,000	3.60	09/01/2005	350,035,000

Wachovia Capital Markets	500,000,000	3.60	09/01/2005	500,050,000

TOTAL	$6,625,000,000			$6,625,662,701

At August 31, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 3.75% to 5.25%, due 08/15/2006 to 09/16/2013; Federal Home Loan Mortgage Association, 0.00% to 9.50%, due 06/12/2006 to 09/01/2035 and Federal National Mortgage Association, 2.35% to 10.00%, due 04/05/2007 to 09/01/2035. The aggregate market value of the collateral, including accrued interest, was $6,769,757,519.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Performance Summary

August 31, 2005

The following graph shows the value, as of August 31, 2005, of a $10,000 investment made on August 15, 1997 (commencement of operations) in Institutional Shares at NAV of the Goldman Sachs CORE International Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (unhedged, with dividends reinvested) (“MSCI EAFE Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

CORE International Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested August 15, 1997 to August 31, 2005.

Average Annual Total Return through August 31, 2005	Since Inception	Five Years	One Year

Class A (commenced August 15, 1997)
Excluding sales charges	3.37%	2.30%	24.12%
Including sales charges	2.65%	1.15%	17.32%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	2.84%	1.73%	23.05%
Including contingent deferred sales charges	2.84%	1.33%	18.05%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	2.85%	1.73%	23.16%
Including contingent deferred sales charges	2.85%	1.73%	22.16%

Institutional Class (commenced August 15, 1997)	4.00%	2.89%	24.51%

Service Class (commenced August 15, 1997)	3.51%	2.40%	23.93%

 GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Statement of Investments

August 31, 2005

Shares	Description	Value
Common Stocks – 92.8%

Australia – 2.9%
160,754	Aristocrat Leisure Ltd.(a) (Leisure & Tourism)	$1,532,139
33,734	Australia & New Zealand Banking Group Ltd. (Banking)	566,726
19,461	Australian Stock Exchange Ltd. (Financial Services)	392,240
371,735	Axa Asia Pacific Holdings Ltd. (Insurance)	1,387,837
26,201	BHP Billiton Ltd. (Energy Sources)	410,694
144,383	Brambles Industries Ltd.(a) (Business & Public Services)	972,079
14,453	Cochlear Ltd. (Health & Personal Care)	460,579
82,118	Commonwealth Bank of Australia (Banking)	2,327,564
48,556	CSR Ltd. (Building Materials & Components)	98,868
2,561,543	Db RREEF Trust (Real Estate)	2,650,253
105,373	General Property Trust (Real Estate)	311,377
410,018	Insurance Australia Group Ltd. (Insurance)	1,684,244
7,581	Leighton Holdings Ltd. (Construction & Housing)	85,413
49,625	Lend Lease Corp., Ltd. (Real Estate)	496,022
53,699	National Australia Bank Ltd. (Banking)	1,272,365
678,364	Qantas Airways Ltd. (Transportation – Airlines)	1,650,595
51,673	Rinker Group Ltd. (Building Materials & Components)	569,417
155,004	Rio Tinto Ltd.(a) (Metals – Non Ferrous)	5,949,297
259,595	Santos Ltd. (Energy Sources)	2,281,371
97,672	Suncorp-Metway Ltd. (Financial Services)	1,459,008
368,975	Telstra Corp. Ltd. (Telecommunications)	1,305,290
54,841	Westpac Banking Corp. (Banking)	820,153
115,193	Woolworths Ltd.(a) (Merchandising)	1,420,055

		30,103,586

Austria – 3.2%
7,346	Andritz AG (Machinery & Engineering)	702,429
25,973	Boehler-Uddeholm AG (Metals – Steel)	4,024,292
1,664	Flughafen Wien AG (Business & Public Services)	110,945
8,830	Oesterreichische Elektrizitaetswirtschafts AG (Verbund) (Utilities – Electrical & Gas)	3,001,088
113,086	OMV AG (Energy Sources)	6,168,968
325,183	Telekom Austria AG(a) (Telecommunications)	6,855,518
133,172	voestalpine AG(a) (Metals – Steel)	10,918,524
20,040	Wienerberger AG (Building Materials & Components)	826,182

		32,607,946

Belgium – 4.7%
11,537	Bekaert NV (Industrial Components)	956,681
15,626	Compagnie Maritime Belge SA (Transportation – Shipping)	503,150
174,365	Delhaize Group(a) (Merchandising)	10,076,656
409,660	Dexia (Banking)	8,950,122
978,729	Fortis(a) (Financial Services)	28,011,004

		48,497,613

Finland – 0.4%
113,500	Metso Corp. (Machinery & Engineering)	2,810,175
102,250	Nokia Oyj (Telecommunications)	1,612,751
6,000	Rautaruukki Oyj (Metals – Steel)	121,002

		4,543,928

France – 8.0%
297,597	BNP Paribas SA (Banking)	21,730,635
657,490	Bouygues SA(a) (Telecommunications)	29,427,876
89,493	Business Objects SA* (Business & Public Services)	2,979,720
180,968	Compagnie de Saint-Gobain (Building Materials & Components)	11,045,362
103,736	European Aeronautic Defence & Space Co.(a) (Aerospace & Military Technology)	3,518,301
13,782	Societe BIC SA (Business & Public Services)	813,971
200,873	Suez SA(a) (Business & Public Services)	5,878,312
151,901	Thomson (Appliances & Household Durables)	3,417,484
2,864	Unibail (Real Estate)	411,485
93,919	Vivendi Universal SA* (Broadcasting & Publishing)	2,968,592

		82,191,738

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Germany – 10.2%
391,234	BASF AG(a) (Chemicals)	$27,550,081
34,137	Deutsche Bank AG(a) (Financial Services)	2,971,506
281,530	E.ON AG (Utilities – Electrical & Gas)	26,942,361
29,244	Fresenius Medical Care AG(a) (Health & Personal Care)	2,663,249
183,247	Merck KGaA(a) (Health & Personal Care)	15,830,209
26,274	RWE AG(a) (Utilities – Electrical & Gas)	1,764,975
137,260	Schering AG (Health & Personal Care)	8,739,877
755,594	TUI AG*(a) (Leisure & Tourism)	17,963,209

		104,425,467

Hong Kong – 4.2%
47,500	ASM Pacific Technology Ltd. (Electronic Components & Instruments)	234,893
1,189,500	Boc Hong Kong Holdings Ltd. (Banking)	2,404,132
572,000	Cathay Pacific Airways Ltd. (Transportation – Airlines)	1,061,123
709,000	Cheung Kong (Holdings) Ltd. (Real Estate)	7,744,141
1,105,500	CLP Holdings Ltd. (Utilities – Electrical & Gas)	6,450,641
1,482,000	Giordano International Ltd. (Merchandising)	994,569
117,500	Hong Kong Electric Holdings Ltd. (Utilities – Electrical & Gas)	568,139
743,000	Hutchison Whampoa Ltd. (Multi-Industry)	7,374,381
125,000	Kerry Properties Ltd. (Real Estate)	338,891
98,500	Kingboard Chemical Holdings Ltd. (Electronic Components & Instruments)	231,785
454,000	Li & Fung Ltd. (Wholesale and International Trade)	922,685
960,000	New World Development Co., Ltd. (Real Estate)	1,233,235
142,900	Orient Overseas International Ltd. (Transportation – Shipping)	571,954
448,000	SCMP Group Ltd. (Broadcasting & Publishing)	181,583
784,000	Shangri-La Asia Ltd. (Leisure & Tourism)	1,358,108
546,000	Sino Land Co. Ltd. (Real Estate)	612,909
380,000	SmarTone Telecommunications Holdings Ltd. (Telecommunications)	442,506
194,500	Swire Pacific Ltd. Series A (Real Estate)	1,853,705
199,000	Television Broadcasts Ltd. (Broadcasting & Publishing)	1,121,538
520,600	The Bank of East Asia Ltd. (Banking)	1,523,629
1,279,000	The Wharf (Holdings) Ltd. (Real Estate)	4,725,172
57,500	Wing Hang Bank Ltd. (Banking)	424,585
211,000	Yue Yuen Industrial (Holdings) Ltd. (Textiles & Apparel)	637,948

		43,012,252

Italy – 1.2%
135,230	Banca Monte dei Paschi di Siena S.p.A.* (Banking)	530,793
166,529	Finmeccanica S.p.A. (Aerospace & Military Technology)	3,134,343
1,528,936	Intesa Banca S.p.A. (Banking)	6,826,371
134,507	Italcementi S.p.A.(a) (Building Materials & Components)	2,183,780

		12,675,287

Japan – 23.8%
78,500	Aderans Co., Ltd.(a) (Health & Personal Care)	1,831,569
104,000	Alps Electric Co., Ltd. (Electronic Components & Instruments)	1,699,035
187,000	AMADA Co., Ltd. (Machinery & Engineering)	1,452,831
93,000	Amano Corp. (Machinery & Engineering)	1,415,627
106,200	Aoyama Trading Co., Ltd. (Merchandising)	2,896,854
29,600	Autobacs Seven Co., Ltd.(a) (Automobiles)	1,144,866
30,000	Canon Sales Co., Inc. (Wholesale and International Trade)	586,659
132,600	Canon, Inc. (Electronic Components & Instruments)	6,714,917
24,000	Central Glass Co., Ltd. (Building Materials & Components)	150,436
132,100	Chubu Electric Power Co., Inc. (Utilities – Electrical & Gas)	3,226,489
99,000	Comsys Holdings Corp. (Construction & Housing)	1,052,690

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Statement of Investments (continued)
August 31, 2005

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
580,000	Dai Nippon Printing Co., Ltd. (Business & Public Services)	$9,291,961
318,600	Daiichi Pharmaceutical Co., Ltd. (Health & Personal Care)	7,475,026
756,000	Daiwa Securities Group, Inc. (Financial Services)	5,164,228
278	East Japan Railway Co. (Transportation – Road & Rail)	1,499,650
53,600	Electric Power Development Co., Ltd. (Utilities – Electrical & Gas)	1,660,595
214,000	Fuji Electric Holdings Co., Ltd. (Machinery & Engineering)	800,454
356,300	Fuji Photo Film Co., Ltd. (Recreation and Other Consumer Goods)	11,594,101
55,000	Fujitsu Ltd. (Data Processing & Reproduction)	329,711
6,100	GLORY Ltd. (Machinery & Engineering)	105,642
144,000	Gunze Ltd. (Textiles & Apparel)	706,787
11,500	Hakuhodo DY Holdings, Inc. (Business & Public Services)	779,224
468,000	Hankyu Department Stores, Inc.(a) (Merchandising)	3,280,017
3,134,000	Hitachi Ltd. (Electronic Components & Instruments)	19,265,961
15,600	Hitachi Software Engineering Co., Ltd.(a) (Business & Public Services)	263,936
74,800	Hokkaido Electric Power Co., Inc. (Utilities – Electrical & Gas)	1,563,996
209,900	Honda Motor Co. Ltd. (Automobiles)	11,300,492
107	Japan Prime Realty Investment Corp. (Real Estate)	301,545
8	Japan Real Estate Investment Corp. (Real Estate)	67,962
19	Japan Retail Fund Investment Corp. (Real Estate)	155,493
6,000	Kao Corp. (Food & Household Products)	142,868
54,000	Kinden Corp. (Construction & Housing)	430,020
260,000	Kirin Brewery Co., Ltd. (Beverages & Tobacco)	2,621,069
33,500	Kuraray Co., Ltd. (Chemicals)	296,264
86,000	Kyowa Hakko Kogyo Co. Ltd. (Health & Personal Care)	637,327
145,500	Kyushu Electric Power Co., Inc. (Utilities – Electrical & Gas)	3,302,883
268,000	Makita Corp. (Appliances & Household Durables)	5,355,985
309,000	Marubeni Corp. (Wholesale and International Trade)	1,298,866
517,000	Matsushita Electric Industrial Co., Ltd. (Appliances & Household Durables)	9,058,202
11,000	Matsushita Electric Works Ltd. (Machinery & Engineering)	103,570
5,200	MEDICEO Holdings Co., Ltd. (Health & Personal Care)	68,951
1,971,000	Mitsubishi Chemical Corp. (Chemicals)	6,368,807
181,000	Mitsubishi Electric Corp. (Electrical & Electronics)	976,639
356	Mitsubishi Tokyo Financial Group, Inc. (Banking)	3,673,973
47,000	Mitsui & Co., Ltd. (Wholesale and International Trade)	497,666
1,206,000	Mitsui Chemicals, Inc. (Chemicals)	7,146,280
244,000	Mitsui Trust Holdings, Inc. (Banking)	2,752,542
744	Mizuho Financial Group, Inc. (Banking)	4,163,146
398,100	Namco Ltd.(a) (Business & Public Services)	6,583,699
45	Nippon Building Fund, Inc. (Real Estate)	375,207
108,000	Nippon Oil Corp. (Energy Sources)	872,693
212,000	Nippon Shokubai Co., Ltd. (Chemicals)	2,084,903
803,000	Nippon Steel Corp. (Metals – Steel)	2,361,638
3,216	Nippon Telephone & Telegraph Corp. (Telecommunications)	14,032,817
162,000	Nippon Yusen Kabushiki Kaisha (Transportation – Shipping)	1,028,122
151,000	Nisshin Seifun Group, Inc. (Food & Household Products)	1,643,711
828,000	Nisshin Steel Co., Ltd. (Metals – Steel)	2,406,614
700	Nomura Research Institute Ltd. (Business & Public Services)	72,882
70,000	NTN Corp. (Machinery & Engineering)	430,045
836	NTT Data Corp. (Business & Public Services)	2,897,469

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
90,100	Sankyo Co., Ltd. (Health & Personal Care)	$1,834,502
279,000	Seino Transportation Co., Ltd.(a) (Transportation – Road & Rail)	2,509,907
1,918,000	Sompo Japan Insurance, Inc. (Insurance)	22,084,709
227,300	Sony Corp.(a) (Appliances & Household Durables)	7,650,083
80,000	Sumitomo Bakelite Co., Ltd. (Chemicals)	536,323
239,000	Sumitomo Chemical Co., Ltd. (Chemicals)	1,335,085
413,000	Sumitomo Electric Industries Ltd. (Metals – Non Ferrous)	5,110,455
51,000	Sumitomo Heavy Industries Ltd. (Machinery & Engineering)	287,448
214,000	The Bank of Fukuoka Ltd.(a) (Banking)	1,364,708
141,000	The Bank of Yokohama Ltd. (Banking)	910,464
22,800	Tohoku Electric Power Co., Inc. (Utilities – Electrical & Gas)	494,943
134,000	Tokyo Broadcasting System, Inc. (Broadcasting & Publishing)	2,594,563
376,000	Toppan Printing Co., Ltd. (Business & Public Services)	3,764,156
357,900	Toyo Seikan Kaisha Ltd. (Misc. Materials & Commodities)	5,404,113
75,000	Toyo Suisan Kaisha Ltd.(a) (Food & Household Products)	1,325,465
323	UFJ Holdings, Inc.* (Banking)	2,031,649
35,000	UNY Co., Ltd. (Merchandising)	414,210
187	West Japan Railway Co. (Transportation – Road & Rail)	670,953
74,300	Yamaha Corp. (Recreation and Other Consumer Goods)	1,285,188
34,400	Yamaha Motor Co., Ltd. (Recreation and Other Consumer Goods)	649,757

		243,722,293

Netherlands – 3.8%
1,594,348	Aegon NV (Insurance)	22,496,334
3,585	Corio NV (Real Estate)	208,626
510,292	ING Groep NV(a) (Financial Services)	14,891,591
8,704	Oce NV (Electronic Components & Instruments)	131,435
14,337	Rodamco Europe NV (Real Estate)	1,220,932
3,187	VNU NV (Broadcasting & Publishing)	98,079

		39,046,997

Norway – 9.3%
466,460	Norsk Hydro ASA (Energy Sources)	50,158,405
491,950	Orkla ASA (Food & Household Products)	19,771,096
465,300	Statoil ASA (Energy Sources)	11,418,787
55,100	Stolt-Nielsen SA (Transportation – Shipping)	2,140,893
433,400	Storebrand ASA (Insurance)	4,325,080
208,200	Tomra Systems ASA(a) (Business & Public Services)	1,337,508
350,000	Yara International ASA(a) (Chemicals)	5,850,503

		95,002,272

Singapore – 2.4%
261,500	Ascendas Real Estate Investment Trust (Real Estate)	349,098
1,371,000	Capitaland Ltd. (Real Estate)	2,390,738
185,112	Cycle & Carriage Ltd. (Wholesale and International Trade)	1,240,170
1,445,000	Datacraft Asia Ltd. (Telecommunications)	1,388,580
414,000	DBS Group Holdings Ltd. (Banking)	3,858,471
39,500	Fraser & Neave Ltd. (Multi-Industry)	393,742
236,000	Oversea-Chinese Banking Corp. Ltd. (Banking)	880,323
72,000	Overseas Union Enterprise Ltd. (Leisure & Tourism)	405,518
1,877,880	SembCorp Industries Ltd. (Multi-Industry)	3,152,294
282,000	SembCorp Logistics Ltd. (Business & Public Services)	270,009
343,000	Singapore Airlines Ltd. (Transportation – Airlines)	2,421,537
234,000	Singapore Petroleum Co. (Energy Sources)	759,536
1,580,290	Singapore Telecommunications Ltd. (Telecommunications)	2,431,309
865,000	SMRT Corp., Ltd. (Transportation – Road & Rail)	556,311
672,000	Suntec Real Estate Investment Trust (Real Estate)	461,266

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Statement of Investments (continued)
August 31, 2005

Shares	Description	Value
Common Stocks – (continued)

Singapore – (continued)
473,000	United Overseas Bank Ltd. (Banking)	$4,005,634
21,200	United Overseas Land Ltd. (Real Estate)	29,439

		24,993,975

Spain – 3.0%
61,687	Ebro Puleva SA (Food & Household Products)	1,078,984
29,603	Endesa SA (Utilities – Electrical & Gas)	669,669
65,400	Fomento de Construcciones y Contratas SA (Construction & Housing)	3,771,284
289,402	Indra Sistemas SA (Business & Public Services)	5,873,401
41,761	NH Hoteles SA (Leisure & Tourism)	632,925
401,974	Repsol SA (Energy Sources)	11,916,247
244,150	Union Fenosa SA (Utilities – Electrical & Gas)	7,128,131

		31,070,641

Switzerland – 1.7%
83,140	Credit Suisse Group (Financial Services)	3,623,773
22,151	Swiss Re* (Insurance)	1,430,969
71,812	Zurich Financial Services AG (Insurance)	12,743,495

		17,798,237

United Kingdom – 14.0%
44,219	3i Group PLC (Financial Services)	560,801
313,047	Alliance Unichem PLC (Health & Personal Care)	4,664,031
172,773	Arriva PLC (Transportation – Road & Rail)	1,764,283
161,298	AstraZeneca PLC (Health & Personal Care)	7,406,574
1,140,512	BAE Systems PLC (Aerospace & Military Technology)	6,746,671
1,512,285	Barclays PLC (Banking)	15,133,076
11,900	Berkeley Group Holdings PLC* (Construction & Housing)	186,092
201,389	BHP Billiton PLC (Metals – Non Ferrous)	3,007,624
326,444	Brambles Industries PLC (Business & Public Services)	1,953,352
593,288	British Airways PLC* (Transportation – Airlines)	2,973,399
63,245	British American Tobacco PLC (Beverages & Tobacco)	1,275,943
896,135	BT Group PLC (Telecommunications)	3,487,087
10,098	Centrica PLC (Utilities – Electrical & Gas)	45,565
1,849,517	Corus Group PLC* (Metals – Steel)	1,595,064
1,497,719	Dixons Group PLC (Merchandising)	4,100,643
46,473	EMAP PLC (Broadcasting & Publishing)	681,299
172,742	First Choice Holidays PLC (Leisure & Tourism)	632,271
85,324	GlaxoSmithKline PLC ADR (Health & Personal Care)	4,156,985
246,150	Hanson PLC (Building Materials & Components)	2,574,957
244,804	HBOS PLC (Banking)	3,849,925
189,044	Kelda Group PLC (Utilities – Electrical & Gas)	2,312,620
1,105,425	Lloyds TSB Group PLC (Banking)	9,128,046
13,861	Man Group PLC (Financial Services)	412,602
354,734	Mitchells & Butler PLC (Leisure & Tourism)	2,345,063
7,334	National Express Group PLC (Transportation – Road & Rail)	109,312
143,700	Royal Dutch Shell PLC (Energy Sources)	9,734,238
736,417	Royal Dutch Shell PLC ADR Series B (Energy Sources)	24,021,202
60,760	Schroders PLC (Financial Services)	957,453
1,211,174	Tate & Lyle PLC (Food & Household Products)	10,083,508
988,772	Tesco PLC (Merchandising)	5,827,956
196,879	Trinity Mirror PLC (Broadcasting & Publishing)	2,209,203
136,704	Unilever PLC (Food & Household Products)	1,378,516
549,723	Vodafone Group PLC (Telecommunications)	1,505,087
210,103	Vodafone Group PLC ADR (Telecommunications)	5,725,307

		142,545,755

TOTAL COMMON STOCKS
(Cost $839,007,916)		$952,237,987

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Shares	Description	Value
Preferred Stocks – 0.1%

Austria – 0.0%
25,753	Meinl European Land Ltd. (Real Estate)	$461,948

Germany – 0.1%
9,272	Fresenius Medical Care AG (Health & Personal Care)	720,534

TOTAL PREFERRED STOCKS
(Cost $925,883)		$1,182,482

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 5.0%

State Street Bank & Trust Euro – Time Deposit
$50,566,000	3.19%	09/01/2005	$50,566,000
(Cost $50,566,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $890,499,799)			$1,003,986,469

Shares	Description	Value
Securities Lending Collateral – 11.8%

121,350,368	Boston Global Investment Trust – Enhanced Portfolio	$121,350,368
(Cost $121,350,368)

TOTAL INVESTMENTS – 109.7%
(Cost $1,011,850,167)		$1,125,336,837

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Statement of Investments (continued)
August 31, 2005

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2005, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Gain (Loss)

FTSE 100 Index	194	September 2005	$18,517,357	$(19,568)
SPI 200 Index	58	September 2005	4,856,700	61,444
S&P/ MIB Index	11	September 2005	2,274,788	(3,351)
TOPIX Index	122	September 2005	14,003,162	501,867
DAX Index	21	September 2005	3,134,507	(25,919)
DJ EURO STOXX 50 Index	306	September 2005	12,344,646	(149,833)
CAC40 – 10 EURO	64	September 2005	3,476,862	(44,933)
IBEX 35 Index	13	September 2005	1,608,701	(20,336)
Hang Seng Index	16	September 2005	1,533,368	4,617

			$61,750,091	$303,988

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

As a % of
Net Assets
Industry Classifications†

Aerospace & Military Technology	3.8%
Automobiles	1.2
Banking	9.7
Beverages & Tobacco	0.4
Broadcasting & Publishing	1.0
Building Materials & Components	1.7
Business & Public Services	4.3
Chemicals	5.0
Construction & Housing	0.5
Electrical & Electronics	0.1
Electronic Components & Instruments	2.8
Energy Sources	11.5
Financial Services	5.7
Food & Household Products	3.5
Health & Personal Care	5.5
Industrial Components	0.1
Insurance	6.4
Leisure & Tourism	2.4
Machinery & Engineering	0.8
Merchandising	2.8
Metals – Non Ferrous	1.4
Metals – Steel	2.1
Misc. Materials & Commodities	0.5
Multi-Industry	1.1
Real Estate	2.5
Recreation and Other Consumer Goods	1.3
Short-term Investments*	16.8
Telecommunications	6.6
Textiles & Apparel	0.1
Transportation – Airlines	0.8
Transportation – Road & Rail	0.7
Transportation – Shipping	0.4
Utilities – Electrical & Gas	5.8
Wholesale and International Trade	0.4

TOTAL INVESTMENTS	109.7%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

*	Short-term investments include short term obligations and securities lending collateral.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE EQUITY FUNDS

Statements of Assets and Liabilities

August 31, 2005

CORE U.S.
Equity Fund

Assets:

Investment in securities, at value (identified cost $800,695,195, $479,812,835, $491,325,142, $545,847,589 and $890,499,799, respectively)	$893,153,514
Securities lending collateral, at value (which approximates cost)	25,178,350
Cash(a)	1,235,814
Foreign currencies, at value (identified cost $1,322,498, CORE International Equity Fund only)	—
Receivables:
Investment securities sold, at value	52,951,492
Fund shares sold	12,362,558
Due from broker(b)	399,474
Dividends and interest, at value	1,751,149
Reimbursement from adviser	39,536
Foreign tax reclaims, at value	—
Securities lending income	1,802
Other assets	3,345

Total assets	987,077,034

Liabilities:

Payables:
Investment securities purchased, at value	54,052,294
Payable upon return of securities loaned	25,178,350
Fund shares repurchased	2,819,861
Amounts owed to affiliates	830,949
Accrued expenses	143,183

Total liabilities	83,024,637

Net Assets:

Paid-in capital	860,672,707
Accumulated undistributed net investment income	4,018,983
Accumulated net realized gain (loss) on investment, futures and foreign currency related transactions	(53,116,533)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	92,477,240

NET ASSETS	$904,052,397

Net Assets:
Class A	$477,203,575
Class B	108,595,539
Class C	38,380,337
Institutional	269,544,717
Service	10,328,229

Shares Outstanding:
Class A	16,381,889
Class B	3,946,035
Class C	1,401,075
Institutional	9,070,929
Service	357,633

Total shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	31,157,561

Net asset value, offering and redemption price per share:(c)
Class A	$29.13
Class B	27.52
Class C	27.39
Institutional	29.72
Service	28.88

(a)	Includes restricted cash of $1,225,000, $850,000 and $2,140,000 for the CORE U.S. Equity, CORE Small Cap Equity and CORE Large Cap Value Funds, respectively relating to initial margin requirements on futures transactions.
(b)	Includes margin requirements of $648,900 and $2,517,068 for the CORE Large Cap Growth and CORE International Equity Funds, respectively relating to margin requirements on futures transactions.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds is $30.83, $13.28, $15.40, $13.43 and $12.38, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE EQUITY FUNDS

CORE Large Cap	CORE Small Cap	CORE Large Cap	CORE International
Growth Fund	Equity Fund	Value Fund	Equity Fund

$523,927,620	$578,804,275	$607,990,303	$1,003,986,469
—	71,346,325	9,541,200	121,350,368
60,953	1,149,946	2,223,675	12,817
—	—	—	1,332,908
—	44,215,299	—	—
1,526,593	2,534,924	2,036,708	13,657,710
941,650	1,173,191	908,635	5,951,123
669,617	388,160	1,238,111	2,493,953
111,939	88,815	23,979	—
—	—	—	171,603
476	59,947	8,022	38,162
1,156	2,001	1,567	3,639

527,240,004	699,762,883	623,972,200	1,148,998,752

—	59,545,505	—	—
—	71,346,325	9,541,200	121,350,368
502,195	1,526,865	615,541	646,318
449,521	511,207	422,539	822,268
146,144	175,662	132,453	116,444

1,097,860	133,105,564	10,711,733	122,935,398

763,144,742	449,406,210	539,988,927	908,861,372
1,117,836	1,150,592	923,423	13,559,057
(282,205,058)	28,543,390	10,392,762	(10,159,397)
44,084,624	87,557,127	61,955,355	113,802,322

$526,142,144	$566,657,319	$613,260,467	$1,026,063,354

$166,791,594	$154,876,985	$186,440,787	$293,591,447
65,545,166	19,555,033	20,479,204	8,074,965
29,671,778	24,901,698	20,666,134	4,824,094
263,906,307	328,911,851	384,875,347	697,144,123
227,299	38,411,752	798,995	22,428,725

13,288,638	10,646,331	14,687,430	25,101,837
5,551,328	1,438,398	1,626,882	700,447
2,512,052	1,825,736	1,640,220	418,135
20,478,826	21,996,659	30,332,825	58,418,791
18,283	2,667,749	62,772	1,912,226

41,849,127	38,574,873	48,350,129	86,551,436

$12.55	$14.55	$12.69	$11.70
11.81	13.60	12.59	11.53
11.81	13.64	12.60	11.54
12.89	14.95	12.69	11.93
12.43	14.40	12.73	11.73

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE EQUITY FUNDS

Statements of Operations

For the Year Ended August 31, 2005

CORE U.S.
Equity Fund

Investment income:

Dividends(a)	$16,113,656
Interest (including securities lending income of $65,411, $35,053, $577,725, $68,414, and $926,258, respectively)	131,324

Total income	16,244,980

Expenses:

Management fees	5,545,073
Distribution and Service fees(b)	2,659,667
Transfer Agent fees(b)	1,227,633
Custody and accounting fees	213,990
Printing fees	76,853
Registration fees	66,049
Service share fees	49,503
Professional fees	52,736
Trustee fees	16,111
Other	99,171

Total expenses	10,006,786

Less — expense reductions	(795,236)

Net expenses	9,211,550

NET INVESTMENT INCOME (LOSS)	7,033,430

Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	104,207,216
Futures transactions	303,356
Foreign currency related transactions	—
Payment by affiliates to reimburse certain security claims	23,962
Net change in unrealized gain (loss) on:
Investments	(13,883,666)
Futures	11,645
Translation of assets and liabilities denominated in foreign currencies	—

Net realized and unrealized gain on investment, futures and foreign currency transactions	90,662,513

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$97,695,943

(a)	For the CORE Small Cap Equity and CORE International Equity Funds, foreign taxes withheld on dividends were $5,187 and $2,020,627, respectively.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

CORE U.S. Equity	$1,116,751	$1,145,578	$397,338	$848,731	$217,660	$75,494	$81,788	$3,960
CORE Large Cap Growth	324,563	736,171	316,640	246,668	139,872	60,162	57,365	109
CORE Small Cap Equity	349,991	196,949	226,815	265,993	37,420	43,095	94,881	16,324
CORE Large Cap Value	334,913	207,952	196,023	254,534	39,511	37,244	99,325	270
CORE International Equity	528,922	73,209	43,885	401,981	13,910	8,338	202,720	3,437

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE EQUITY FUNDS

CORE Large Cap	CORE Small Cap	CORE Large Cap	CORE International
Growth Fund	Equity Fund	Value Fund	Equity Fund

$5,248,891	$4,658,413	$8,476,887	$20,289,695
243,784	774,111	371,822	1,742,334

5,492,675	5,432,524	8,848,709	22,032,029

2,569,318	3,913,268	2,540,099	6,278,704
1,377,374	773,755	738,888	646,016
504,176	457,713	430,884	630,386
174,104	260,764	178,981	575,817
76,853	76,853	76,853	57,843
66,190	76,461	73,476	65,553
1,361	204,045	3,379	42,962
37,554	48,334	48,734	49,429
16,111	16,111	16,111	16,111
94,209	65,474	58,262	37,703

4,917,250	5,892,778	4,165,667	8,400,524

(502,234)	(359,049)	(187,776)	(67,150)

4,415,016	5,533,729	3,977,891	8,333,374

1,077,659	(101,205)	4,870,818	13,698,655

23,540,200	39,680,627	24,940,964	70,027,260
(32,976)	1,865,899	1,020,543	4,179,269
—	—	—	(820,901)
400,102	110,026	18,876	—
	—
20,136,803	57,008,796	33,820,431	69,149,284
(58,969)	68,154	(224,304)	201,736
—	—	—	18,336

43,985,160	98,733,502	59,576,510	142,754,984

$45,062,819	$98,632,297	$64,447,328	$156,453,639

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE EQUITY FUNDS

Statements of Changes in Net Assets

	CORE U.S. Equity Fund		CORE Large Cap Growth Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2005	August 31, 2004	August 31, 2005	August 31, 2004
From operations:

Net investment income (loss)	$7,033,430	$2,268,795	$1,077,659	$(820,107)
Net realized gain on investment, futures and foreign currency related transactions	104,510,572	89,413,610	23,507,224	50,634,942
Payment by affiliates to reimburse certain security claims	23,962	—	400,102	—
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(13,872,021)	1,551,785	20,077,834	(19,682,842)

Net increase in net assets resulting from operations	97,695,943	93,234,190	45,062,819	30,131,993

Distributions to shareholders:

From net investment income
Class A Shares	(3,420,217)	(1,131,846)	—	—
Class B Shares	(41,912)	—	—	—
Class C Shares	(52,661)	—	—	—
Institutional Shares	(1,704,060)	(922,054)	—	—
Service Shares	(71,315)	(22,834)	—	—
From net realized gains
Class A Shares	—	—	—	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Institutional Shares	—	—	—	—
Service Shares	—	—	—	—

Total distributions to shareholders	(5,290,165)	(2,076,734)	—	—

From share transactions:

Proceeds from sales of shares	166,333,532	107,847,120	262,095,454	89,651,639
Proceeds received in connection with merger	125,038,947	—	—	—
Reinvestment of dividends and distributions	5,032,901	1,984,359	—	—
Cost of shares repurchased	(187,054,388)	(145,079,339)	(123,313,314)	(147,374,210)

Net increase (decrease) in net assets resulting from share transactions	109,350,992	(35,247,860)	138,782,140	(57,722,571)

TOTAL INCREASE (DECREASE)	201,756,770	55,909,596	183,844,959	(27,590,578)

Net assets:

Beginning of year	702,295,627	646,386,031	342,297,185	369,887,763

End of year	$904,052,397	$702,295,627	$526,142,144	$342,297,185

Accumulated undistributed net investment income	$4,018,983	$2,332,506	$1,117,836	$40,206

(a)	Net of $6,445 in redemption fees remitted to the CORE International Equity Fund for the year ended August 31, 2005.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE EQUITY FUNDS

CORE Small Cap Equity Fund		CORE Large Cap Value Fund		CORE International Equity Fund

For the	For the	For the	For the	For the		For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
August 31, 2005	August 31, 2004	August 31, 2005	August 31, 2004	August 31, 2005		August 31, 2004

$(101,205)	$(821,958)	$4,870,818	$3,546,341	$13,698,655		$4,990,356
41,546,526	35,208,205	25,961,507	35,827,193	73,385,628		42,372,484
110,026	—	18,876	—	—		—
57,076,950	(7,290,157)	33,596,127	12,235,852	69,369,356		21,034,577

98,632,297	27,096,090	64,447,328	51,609,386	156,453,639		68,397,417

—	(129,918)	(1,025,718)	(1,037,607)	(1,196,017)		(724,569)
—	—	(11,169)	(71,048)	—		(18,524)
—	—	(14,127)	(60,630)	—		(10,825)
—	(393,859)	(2,753,498)	(2,749,147)	(4,841,952)		(2,501,245)
—	(73,705)	(4,526)	(4,074)	(1,256)		(332)
(6,678,795)	(5,267,801)	(2,342,830)	—	—		—
(1,107,652)	(1,224,986)	(451,577)	—	—		—
(1,181,208)	(1,065,928)	(405,671)	—	—		—
(8,958,753)	(5,036,867)	(3,867,997)	—	—		—
(2,176,185)	(2,716,821)	(12,197)	—	—		—

(20,102,593)	(15,909,885)	(10,889,310)	(3,922,506)	(6,039,225)		(3,255,495)

333,222,428	179,260,317	316,236,675	118,179,954	635,895,579		170,845,138
—	—	—	—	45,116,496		—
18,095,444	13,377,492	10,736,120	3,887,683	5,426,787		3,188,482
(206,052,053)	(138,905,543)	(99,518,657)	(94,632,718)	(212,498,117	) (a)	(99,754,250)

145,265,819	53,732,266	227,454,138	27,434,919	473,940,745		74,279,370

223,795,523	64,918,471	281,012,156	75,121,799	624,355,159		139,421,292

342,861,796	277,943,325	332,248,311	257,126,512	401,708,195		262,286,903

$566,657,319	$342,861,796	$613,260,467	$332,248,311	$1,026,063,354		$401,708,195

$1,150,592	$174,290	$923,423	$100,612	$13,559,057		$5,612,743

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements

August 31, 2005

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, CORE Large Cap Value Fund and the CORE International Equity Fund (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

     Investments in securities traded on foreign securities exchange are valued daily at fair value determined by an independent service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to taxes. Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

GOLDMAN SACHS CORE EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions, if any, are declared and paid quarterly for the CORE Large Cap Value Fund and annually for all other funds. Capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or from paid-in capital.
     In addition, distributions received from the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends, and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates (for CORE International Equity Fund only) or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank on behalf of the broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. The risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

G. Segregation Transactions — As set forth in the prospectus, certain Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets, on the books of their custodian, with a daily mark-to-market value equal to or greater than the market value of the corresponding transactions.

H. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at each Fund’s custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

GOLDMAN SACHS CORE EQUITY FUNDS

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under this Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     Effective January 1, 2005, GSAM reduced the contractual management fee of the CORE U.S. Equity and CORE Large Cap Growth Funds from 0.75% to 0.65% of each Funds’ average daily net assets. Prior to January 1, 2005, GSAM had voluntarily waived a portion of its management fees equal to 0.10% of each Fund’s average daily net assets for the CORE U.S. Equity and CORE Large Cap Growth Funds.
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Funds which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM implemented the fee reduction commitment on a voluntary basis which results in the following annual Management Fee rates:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

CORE U.S. Equity	0.65%	First $1 Billion
	0.59	Next $1 Billion
	0.56	Over $2 Billion

CORE Large Cap Growth	0.65	First $1 Billion
	0.59	Next $1 Billion
	0.56	Over $2 Billion

CORE Small Cap Equity	0.85	First $2 Billion
	0.77	Over $2 Billion

CORE Large Cap Value	0.60	First $1 Billion
	0.54	Next $1 Billion
	0.51	Over $2 Billion

CORE International Equity	0.85	First $1 Billion
	0.77	Next $1 Billion
	0.73	Over $2 Billion

     Additionally, effective July 1, 2005, GSAM has voluntarily agreed to waive a portion of its Management Fees equal to 0.01% and 0.04% of the CORE Small Cap Equity and CORE International Equity Funds’ average daily net assets, respectively, until further notice.
     Prior to July 1, 2005, the Management Fees for the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and the CORE International Equity Funds as an annual percentage rate of average daily net assets were 0.65%, 0.65%, 0.85%, 0.60% and 0.85%, respectively.

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements (continued)

August 31, 2005

3. AGREEMENTS (continued)

     GSAM has voluntarily agreed to limit “Other Expenses” (excluding Management Fees, Distribution and Service fees, Transfer Agency fees, Service Share fees, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the year ended August 31, 2005, the Other Expense limitations for the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value, and the CORE International Equity Funds as an annual percentage rate of average daily net assets were 0.004%, 0.024%, 0.044%, 0.064%, and 0.124%, respectively.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of each Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as the distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. For the year ended August 31, 2005, Goldman Sachs advised the Funds that it retained approximately the following amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

CORE U.S. Equity	$112,900	$200	$100

CORE Large Cap Growth	24,200	400	—

CORE Small Cap Equity	57,500	300	—

CORE Large Cap Value	59,600	—	—

CORE International Equity	137,900	—	—

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for the Service Shares. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net asset value of the Service Shares.

GOLDMAN SACHS CORE EQUITY FUNDS

3. AGREEMENTS (continued)

     For the year ended August 31, 2005, GSAM has voluntarily agreed to reimburse certain expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. Goldman Sachs, as Transfer Agent, voluntarily made a payment to the Funds related to certain earnings credits that reduced transfer agent fees. These expense reductions were as follows (in thousands):

	Management Fee	Other Expense	Custody Fee	Transfer Agent	Total Expense
Fund	Waiver	Reimbursement	Reduction	Fee Reduction	Reductions

CORE U.S. Equity	$245	$492	$2	$56	$795

CORE Large Cap Growth	107	374	1	20	502

CORE Small Cap Equity	9	341	6	3	359

CORE Large Cap Value	—	182	2	4	188

CORE International Equity	65	—	1	1	67

As of August 31, 2005, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

CORE U.S. Equity	$494	$227	$110	$831

CORE Large Cap Growth	283	116	51	450

CORE Small Cap Equity	397	70	44	511

CORE Large Cap Value	301	73	49	423

CORE International Equity	679	72	71	822

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2005, were as follows:

Fund	Purchases	Sales and Maturities

CORE U.S. Equity	$1,236,635,564	$1,155,069,333

CORE Large Cap Growth	682,048,827	553,145,853

CORE Small Cap Equity	799,946,354	675,080,232

CORE Large Cap Value	745,622,682	553,087,921

CORE International Equity	937,694,258	519,970,097

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements (continued)

August 31, 2005

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

     For the year ended August 31, 2005, Goldman Sachs earned approximately $6,400, $26,700, $24,000, $25,700 and $68,800 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, respectively.

     During the year ended August 31, 2005, GSAM has voluntarily agreed to reimburse the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, and CORE Large Cap Value Funds for $23,962, $400,102, $110,026 and $18,876, respectively, for certain class action settlements in which the Funds were eligible to participate.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2005, are reported parenthetically on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     The table below details the following items as of or for the year ended August 31, 2005:

			Earnings of BGA	Earnings Received	Amount Payable to
	Market Value of	Cash Collateral	Relating to	From Lending to	Goldman Sachs
	Securities on	Received for Loans	Securities Loaned	Goldman Sachs	Upon Return of
	Loan as of	Outstanding as of	for Year Ended	for Year Ended	Securities Loaned as
Fund	August 31, 2005	August 31, 2005	August 31, 2005	August 31, 2005	of August 31, 2005

CORE U.S. Equity	$25,056,611	$25,178,350	$11,542	$639	$—

CORE Large Cap Growth	—	—	6,186	4,187	—

CORE Small Cap Equity	70,868,370	71,346,325	101,946	123,956	10,751,925

CORE Large Cap Value	9,481,198	9,541,200	12,073	6,001	—

CORE International Equity	116,539,455	121,350,368	163,453	82,913	10,760,788

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended August 31, 2005, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS CORE EQUITY FUNDS

7. OTHER MATTERS

As of August 31, 2005, Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 12% and 6% of the outstanding Institutional shares of the CORE U.S. Equity Fund and CORE Small Cap Equity Fund, respectively. In addition, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Funds with amounts greater than 5% as of August 31, 2005 (as a percentage of outstanding Institutional shares):

		Goldman Sachs		Goldman Sachs
	Goldman Sachs	Growth and Income	Goldman Sachs	Aggressive
	Balanced Strategy	Strategy	Growth Strategy	Growth Strategy
Fund	Portfolio	Portfolio	Portfolio	Portfolio

CORE Large Cap Growth	5%	16%	18%	7%

CORE Small Cap Equity	—	—	—	—

CORE Large Cap Value	8	22	22	9

CORE International Equity	—	13	14	7

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust . In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. Certain investment portfolios of the Trust were named as nominal defendants in the amended complaint. The amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The consolidated and amended complaint also alleges GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing.

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements (continued)

August 31, 2005

7. OTHER MATTERS (continued)

     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

Mergers and Reorganizations — At a meeting held on August 5, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the Golden Oak International Equity Fund into the Goldman Sachs CORE International Equity Fund. The acquisition was completed on September 28, 2004.

     Pursuant to the Agreement, the assets and liabilities of the Golden Oak International Equity (“Acquired Fund”) Institutional Class and Class A were transferred into the Goldman Sachs CORE International Equity (“Survivor Fund”) Institutional Class and Class A, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of September 28, 2004

Goldman Sachs CORE International Equity Class A/ Golden Oak International Equity Class A	143,778	$1,370,167	174,727

Goldman Sachs CORE International Equity Institutional Class/ Golden Oak International Equity Institutional Class	4,500,559	$43,746,329	5,554,976

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Internal Revenue Code.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s			Aggregate
	Aggregate	Aggregate	Acquired	Acquired	Net Assets
	Net Assets	Net Assets	Fund’s	Fund’s	immediately
	before	before	Unrealized	Capital Loss	after
Survivor/Acquired Fund	acquisition	acquisition	Appreciation	Carryforward	acquisition

Goldman Sachs CORE International Equity/Golden Oak International Equity	$414,212,685	$45,116,496	$3,622,910	$(4,590,913)	$459,329,181

     At a meeting held on November 4, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the Expedition Equity Fund into the Goldman Sachs CORE U.S. Equity Fund. The acquisition was completed on February 28, 2005.

GOLDMAN SACHS CORE EQUITY FUNDS

7. OTHER MATTERS (continued)

     Pursuant to the Agreement, the assets and liabilities of the Expedition Equity (“Acquired Fund”) Institutional Class, Class A and Class B were transferred into the Goldman Sachs CORE U.S. Equity (“Survivor”) Institutional Class, Class A and Class B, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of February 25, 2005

Goldman Sachs CORE U.S. Equity Class A/Expedition Equity Class A	234,940	$6,634,688	799,756

Goldman Sachs CORE U.S. Equity Class B/Expedition Equity Class B	522,540	13,993,554	1,770,335

Goldman Sachs CORE U.S. Equity Institutional Class/Expedition Equity Institutional Class	3,631,659	104,410,705	12,455,438

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s			Aggregate
	Aggregate	Aggregate	Acquired	Acquired	Net Assets
	Net Assets	Net Assets	Fund’s	Fund’s	immediately
	before	before	Unrealized	Capital Loss	after
Survivor/Acquired Fund	acquisition	acquisition	Appreciation	Carryforward	acquisition

Goldman Sachs CORE U.S. Equity/Expedition Equity	$791,212,862	$125,038,947	$18,353,229	$(79,989,096)	$916,251,809

8. CERTAIN RECLASSIFICATIONS

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment of partnerships investments, Passive Foreign Investment Company investments, redemptions utilized as distributions and capital loss carryforward assumed in the reorganization described in footnote 7.

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
Fund	Paid-in-Capital	Gain (Loss)	Income

CORE U.S. Equity	$47,730,971	$(47,674,183)	$(56,788)

CORE Large Cap Growth	(33,273)	33,302	(29)

CORE Small Cap Equity	10,444,715	(11,522,222)	1,077,507

CORE Large Cap Value	1,104,028	(865,059)	(238,969)

CORE International Equity	4,687,804	(4,974,688)	286,884

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2005

9. ADDITIONAL TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2004 was as follows:

	CORE U.S.	CORE Large Cap	CORE Small Cap	CORE Large Cap	CORE International
	Equity Fund	Growth Fund	Equity Fund	Value Fund	Equity Fund

Distributions paid from:
Ordinary income	$2,076,734	$—	$10,681,547	$3,922,506	$3,255,495
Net long-term capital gains	—	—	5,222,338	—	—

Total taxable distributions	$2,076,734	$—	$15,909,885	$3,922,506	$3,255,495

     The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows:

	CORE U.S.	CORE Large Cap	CORE Small Cap	CORE Large Cap	CORE International
	Equity Fund	Growth Fund	Equity Fund	Value Fund	Equity Fund

Distributions paid from:
Ordinary income	$5,290,165	$—	$—	$3,809,038	$6,039,225
Net long-term capital gains	—	—	20,102,593	7,080,272	—

Total taxable distributions	$5,290,165	$—	$20,102,593	$10,889,310	$6,039,225

     As of August 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

	CORE U.S.	CORE Large Cap	CORE Small Cap	CORE Large Cap	CORE International
	Equity Fund	Growth Fund	Equity Fund	Value Fund	Equity Fund

Undistributed ordinary income — net	$3,444,836	$1,117,836	$1,861,292	$768,915	$12,312,895
Undistributed long-term capital gains	—	—	28,246,732	10,623,779

Total undistributed earnings	$3,444,836	$1,117,836	$30,108,024	$11,392,694	$12,312,895
Capital loss carryforward:*
Expiring 2009	(4,428,298)	—	—	—	—
Expiring 2010	(22,415,823)	(133,308,431)	—	—	(2,626,726)
Expiring 2011	(24,495,433)	(145,633,770)	—	—	(7,115,820)

Total capital loss carryforward	$(51,339,554)	$(278,942,201)	$—	$—	$(9,742,546)
Timing differences (post-October losses)	—	—	—	—	(862,069)
Unrealized gains (losses) — net	91,274,408	40,821,767	87,143,085	61,878,846	115,493,702

Total accumulated earnings (losses) — net	$43,379,690	$(237,002,598)	$117,251,109	$73,271,540	$117,201,982

     *Expiration occurs on August 31 of the year indicated. Due to fund mergers, utilization of these losses may be limited under the Internal Revenue Code.

GOLDMAN SACHS CORE EQUITY FUNDS

9. ADDITIONAL TAX INFORMATION (continued)

     At August 31, 2005, the Funds, aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	CORE U.S.	CORE Large Cap	CORE Small Cap	CORE Large Cap	CORE International
	Equity Fund	Growth Fund	Equity Fund	Value Fund	Equity Fund

Tax Cost	$827,057,456	$483,105,853	$563,007,518	$555,652,656	$1,010,158,787

Gross unrealized gain	110,115,205	48,671,900	94,413,663	69,114,873	120,098,047
Gross unrealized loss	(18,840,797)	(7,850,133)	(7,270,581)	(7,236,027)	(4,919,997)

Net unrealized security gain (loss)	$91,274,408	$40,821,767	$87,143,082	$61,878,846	$115,178,050

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on Section 1256 contracts, differences related to the tax treatment of partnerships and passive foreign investment company investments.

 GOLDMAN SACHS CORE EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	CORE U.S. Equity Fund

	For the Year Ended		For the Year Ended
	August 31, 2005		August 31, 2004

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,817,252	$106,115,210	2,755,445	$69,635,249
Shares issued in connection with merger	234,940	6,634,688	—	—
Shares converted from Class B(a)	195,024	5,372,733	10,043	266,647
Reinvestment of dividends and distributions	116,505	3,286,613	45,379	1,084,576
Shares repurchased	(3,412,663)	(94,828,489)	(2,959,020)	(74,338,189)

	951,058	26,580,755	(148,153)	(3,351,717)

Class B Shares
Shares sold	200,079	5,224,404	341,843	8,132,481
Shares issued in connection with merger	522,540	13,993,554	—	—
Reinvestment of dividends and distributions	1,419	38,000	—	—
Shares converted to Class A(a)	(205,980)	(5,372,733)	(10,619)	(266,647)
Shares repurchased	(1,307,824)	(34,212,836)	(1,150,729)	(27,556,977)

	(789,766)	(20,329,611)	(819,505)	(19,691,143)

Class C Shares
Shares sold	301,821	7,880,311	367,691	8,759,704
Reinvestment of dividends and distributions	1,789	47,717	—	—
Shares repurchased	(493,515)	(12,925,965)	(489,204)	(11,707,029)

	(189,905)	(4,997,937)	(121,513)	(2,947,325)

Institutional Shares
Shares sold	1,504,363	43,409,655	778,406	19,625,783
Shares issued in connection with merger	3,631,659	104,410,705	—	—
Reinvestment of dividends and distributions	55,473	1,591,529	36,112	877,515
Shares repurchased	(1,462,411)	(41,242,690)	(1,188,004)	(30,150,911)

	3,729,084	108,169,199	(373,486)	(9,647,613)

Service Shares
Shares sold	134,243	3,703,952	68,064	1,693,903
Reinvestment of dividends and distributions	2,468	69,042	939	22,268
Shares repurchased	(139,080)	(3,844,408)	(53,507)	(1,326,233)

	(2,369)	(71,414)	15,496	389,938

NET INCREASE (DECREASE)	3,698,102	$109,350,992	(1,447,161)	$(35,247,860)

(a)	Class B Shares will automatically convert to Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS CORE EQUITY FUNDS

CORE Large Cap Growth Fund				CORE Small Cap Equity Fund

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
August 31, 2005		August 31, 2004		August 31, 2005		August 31, 2004

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

6,107,993	$73,626,115	2,693,131	$30,268,953	5,800,199	$77,871,561	5,498,013	$68,780,320
—	—	—	—	—	—	—	—
88,745	1,052,643	2,315	27,086	14,332	186,045	321	4,146
—	—	—	—	477,055	6,249,416	396,206	4,647,507
(3,768,736)	(44,490,893)	(4,157,853)	(46,858,544)	(5,013,806)	(67,263,693)	(4,222,485)	(53,500,876)

2,428,002	30,187,865	(1,462,407)	(16,562,505)	1,277,780	17,043,329	1,672,055	19,931,097

177,675	2,011,348	382,745	4,056,462	204,747	2,590,389	272,585	3,198,061
—	—	—	—	—	—	—	—
—	—	—	—	81,647	1,005,077	98,716	1,099,739
(94,046)	(1,052,643)	(2,440)	(27,086)	(15,234)	(186,045)	(340)	(4,146)
(2,003,340)	(22,604,976)	(2,140,534)	(22,879,593)	(531,641)	(6,667,472)	(426,305)	(5,070,503)

(1,919,711)	(21,646,271)	(1,760,229)	(18,850,217)	(260,481)	(3,258,051)	(55,344)	(776,849)

158,700	1,793,715	352,855	3,807,501	637,975	8,111,339	799,207	9,650,161
—	—	—	—	85,890	1,060,746	86,552	967,716
(764,504)	(8,662,729)	(938,206)	(9,991,739)	(701,355)	(8,821,128)	(566,310)	(6,707,271)

(605,804)	(6,869,014)	(585,351)	(6,184,238)	22,510	350,957	319,449	3,910,606

14,878,459	184,619,266	4,499,571	51,440,998	16,915,181	233,298,330	5,879,222	76,859,085
—	—	—	—	—	—	—	—
—	—	—	—	646,629	8,684,223	427,596	5,114,048
(4,008,711)	(47,339,167)	(5,773,567)	(67,482,859)	(7,148,812)	(99,558,812)	(4,175,923)	(50,820,384)

10,869,748	137,280,099	(1,273,996)	(16,041,861)	10,412,998	142,423,741	2,130,895	31,152,749

3,781	45,010	7,043	77,725	857,491	11,350,809	1,698,364	20,772,690
—	—	—	—	84,436	1,095,982	133,031	1,548,482
(18,179)	(215,549)	(14,311)	(161,475)	(1,786,301)	(23,740,948)	(1,857,187)	(22,806,509)

(14,398)	(170,539)	(7,268)	(83,750)	(844,374)	(11,294,157)	(25,792)	(485,337)

10,757,837	$138,782,140	(5,089,251)	$(57,722,571)	10,608,433	$145,265,819	4,041,263	$53,732,266

 GOLDMAN SACHS CORE EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	CORE Large Cap Value Fund

	For the Year Ended		For the Year Ended
	August 31, 2005		August 31, 2004

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,442,890	$102,286,779	3,816,713	$41,244,797
Shares issued in connection with merger	—	—	—	—
Shares converted from Class B(a)	29,581	360,703	—	—
Reinvestment of dividends and distributions	275,453	3,308,458	97,001	1,020,334
Shares repurchased	(3,064,759)	(36,828,135)	(3,336,746)	(35,925,329)

	5,683,165	69,127,805	576,968	6,339,802

Class B Shares
Shares sold	223,430	2,676,204	212,737	2,251,937
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	33,408	399,119	5,629	59,129
Shares converted to Class A(a)	(29,825)	(360,703)	—	—
Shares repurchased	(392,351)	(4,713,426)	(348,939)	(3,668,785)

	(165,338)	(1,998,806)	(130,573)	(1,357,719)

Class C Shares
Shares sold	574,083	6,868,263	546,267	5,798,181
Reinvestment of dividends and distributions	32,914	393,527	5,301	56,044
Shares repurchased	(504,742)	(6,075,965)	(479,117)	(5,051,547)

	102,255	1,185,825	72,451	802,678

Institutional Shares
Shares sold	16,747,719	204,004,866	6,434,376	68,739,152
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	552,422	6,619,164	261,420	2,748,752
Shares repurchased	(4,428,406)	(51,716,817)	(4,550,134)	(49,934,183)

	12,871,735	158,907,213	2,145,662	21,553,721

Service Shares
Shares sold	33,319	400,563	13,746	145,887
Reinvestment of dividends and distributions	1,317	15,852	325	3,424
Shares repurchased	(15,480)	(184,314)	(4,890)	(52,874)

	19,156	232,101	9,181	96,437

NET INCREASE	18,510,973	$227,454,138	2,673,689	$27,434,919

(a)	Class B Shares will automatically convert to Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS CORE EQUITY FUNDS

CORE International Equity Fund

For the Year Ended		For the Year Ended
August 31, 2005		August 31, 2004

Shares	Dollars	Shares	Dollars

16,693,893	$179,600,914	7,338,656	$67,949,593
143,778	1,370,167	—	—
11,411	119,709	3,380	32,620
107,079	1,120,041	77,596	670,434
(5,577,909)	(60,404,374)	(6,105,987)	(54,085,786)

11,378,252	121,806,457	1,313,645	14,566,861

193,712	2,067,416	134,918	1,217,034
—	—	—	—
—	—	1,926	16,485
(11,549)	(119,709)	(3,423)	(32,620)
(165,944)	(1,755,991)	(186,537)	(1,684,090)

16,219	191,716	(53,116)	(483,191)

136,148	1,452,028	53,648	483,762
—	—	1,009	8,649
(117,796)	(1,251,939)	(137,025)	(1,237,970)

18,352	200,089	(82,368)	(745,559)

39,786,594	430,630,065	10,904,633	101,085,936
4,500,559	43,746,329	—	—
404,691	4,305,919	283,907	2,492,705
(13,240,749)	(147,797,277)	(4,471,943)	(42,746,078)

31,451,095	330,885,036	6,716,597	60,832,563

2,010,483	22,145,156	11,079	108,813
78	827	25	209
(113,395)	(1,288,536)	(37)	(326)

1,897,166	20,857,447	11,067	108,696

44,761,084	$473,940,745	7,905,825	$74,279,370

 GOLDMAN SACHS CORE U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2005 - A	$25.81	$0.26 (c)	$3.28	$3.54	$(0.22)	$—	$(0.22)
2005 - B	24.39	0.05 (c)	3.09	3.14	(0.01)	—	(0.01)
2005 - C	24.30	0.05 (c)	3.07	3.12	(0.03)	—	(0.03)
2005 - Institutional	26.32	0.36 (c)	3.37	3.73	(0.33)	—	(0.33)
2005 - Service	25.60	0.23 (c)	3.25	3.48	(0.20)	—	(0.20)

2004 - A	22.57	0.11	3.20	3.31	(0.07)	—	(0.07)
2004 - B	21.42	(0.08)	3.05	2.97	—	—	—
2004 - C	21.34	(0.08)	3.04	2.96	—	—	—
2004 - Institutional	23.00	0.21	3.27	3.48	(0.16)	—	(0.16)
2004 - Service	22.40	0.08	3.19	3.27	(0.07)	—	(0.07)

2003 - A	20.18	0.09	2.31	2.40	(0.01)	—	(0.01)
2003 - B	19.28	(0.06)	2.20	2.14	—	—	—
2003 - C	19.20	(0.06)	2.20	2.14	—	—	—
2003 - Institutional	20.57	0.17	2.37	2.54	(0.11)	—	(0.11)
2003 - Service	20.03	0.07	2.30	2.37	—	—	—

2002 - A	24.30	0.04	(4.16)	(4.12)	—	—	—
2002 - B	23.39	(0.13)	(3.98)	(4.11)	—	—	—
2002 - C	23.29	(0.12)	(3.97)	(4.09)	—	—	—
2002 - Institutional	24.68	0.14	(4.25)	(4.11)	—	—	—
2002 - Service	24.15	0.02	(4.14)	(4.12)	—	—	—

2001 - A	36.77	0.01	(8.96)	(8.95)	(0.06)	(3.46)	(3.52)
2001 - B	35.71	(0.19)	(8.67)	(8.86)	—	(3.46)	(3.46)
2001 - C	35.59	(0.19)	(8.65)	(8.84)	—	(3.46)	(3.46)
2001 - Institutional	37.30	0.13	(9.09)	(8.96)	(0.20)	(3.46)	(3.66)
2001 - Service	36.54	(0.01)	(8.91)	(8.92)	(0.01)	(3.46)	(3.47)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from a special dividend which amounted to $0.10 per share and 0.37% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE U.S. EQUITY FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$29.13	13.75%	$477,204	1.09%	0.93	%(c)	1.19%	0.83	%(c)	142%
27.52	12.87	108,595	1.84	0.19	(c)	1.94	0.09	(c)	142
27.39	12.86	38,380	1.84	0.20	(c)	1.94	0.10	(c)	142
29.72	14.16	269,545	0.69	1.23	(c)	0.79	1.13	(c)	142
28.88	13.61	10,328	1.15	0.84	(c)	1.25	0.74	(c)	142

25.81	14.71	398,346	1.13	0.43		1.25	0.31		112
24.39	13.87	115,492	1.88	(0.32)		2.00	(0.44)		112
24.30	13.87	38,656	1.88	(0.32)		2.00	(0.44)		112
26.32	15.18	140,587	0.73	0.83		0.85	0.71		112
25.60	14.60	9,215	1.23	0.33		1.35	0.21		112

22.57	11.90	351,673	1.15	0.44		1.26	0.33		74
21.42	11.10	118,993	1.90	(0.31)		2.01	(0.42)		74
21.34	11.15	36,546	1.90	(0.31)		2.01	(0.42)		74
23.00	12.40	131,457	0.75	0.84		0.86	0.73		74
22.40	11.83	7,717	1.25	0.34		1.36	0.23		74

20.18	(16.95)	340,934	1.14	0.19		1.24	0.09		74
19.28	(17.57)	125,243	1.89	(0.57)		1.99	(0.67)		74
19.20	(17.56)	36,223	1.89	(0.56)		1.99	(0.66)		74
20.57	(16.65)	163,439	0.74	0.59		0.84	0.49		74
20.03	(17.06)	6,484	1.24	0.09		1.34	(0.01)		74

24.30	(25.96)	471,445	1.14	0.04		1.23	(0.05)		54
23.39	(26.49)	184,332	1.89	(0.70)		1.98	(0.79)		54
23.29	(26.53)	45,841	1.89	(0.70)		1.98	(0.79)		54
24.68	(25.66)	255,400	0.74	0.45		0.83	0.36		54
24.15	(26.02)	8,319	1.24	(0.05)		1.33	(0.14)		54

 GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2005 - A	$11.13	$0.04	(c)	$1.38 (d)	$1.42	$—	$—	$—
2005 - B	10.55	(0.04	)(c)	1.30 (d)	1.26	—	—	—
2005 - C	10.55	(0.04	)(c)	1.30 (d)	1.26	—	—	—
2005 - Institutional	11.38	0.08	(c)	1.43 (d)	1.51	—	—	—
2005 - Service	11.04	0.04	(c)	1.35 (d)	1.39	—	—	—

2004 - A	10.33	(0.01)		0.81	0.80	—	—	—
2004 - B	9.87	(0.09)		0.77	0.68	—	—	—
2004 - C	9.87	(0.09)		0.77	0.68	—	—	—
2004 - Institutional	10.52	0.03		0.83	0.86	—	—	—
2004 - Service	10.26	(0.02)		0.80	0.78	—	—	—

2003 - A	9.06	(0.01)		1.28	1.27	—	—	—
2003 - B	8.72	(0.07)		1.22	1.15	—	—	—
2003 - C	8.72	(0.07)		1.22	1.15	—	—	—
2003 - Institutional	9.19	0.03		1.30	1.33	—	—	—
2003 - Service	9.01	(0.02)		1.27	1.25	—	—	—

2002 - A	11.51	(0.03)		(2.38)	(2.41)	—	(0.04)	(0.04)
2002 - B	11.16	(0.11)		(2.29)	(2.40)	—	(0.04)	(0.04)
2002 - C	11.17	(0.11)		(2.30)	(2.41)	—	(0.04)	(0.04)
2002 - Institutional	11.63	0.01		(2.41)	(2.40)	—	(0.04)	(0.04)
2002 - Service	11.45	(0.04)		(2.36)	(2.40)	—	(0.04)	(0.04)

2001 - A	22.66	(0.09)		(9.97)	(10.06)	(0.02)	(1.07)	(1.09)
2001 - B	22.14	(0.20)		(9.71)	(9.91)	—	(1.07)	(1.07)
2001 - C	22.15	(0.20)		(9.71)	(9.91)	—	(1.07)	(1.07)
2001 - Institutional	22.87	(0.02)		(10.06)	(10.08)	(0.09)	(1.07)	(1.16)
2001 - Service	22.55	(0.10)		(9.93)	(10.03)	—	(1.07)	(1.07)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.30% of average net assets.
(d)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.
(e)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 12.67%, 11.85%, 11.85%, 13.18%, and 12.50% for Class A, Class B, Class C, Institutional and Service Shares, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of			Ratio of
			Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset			end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total		year	to average	to average		to average	to average		turnover
of year	return(b)		(in 000s)	net assets	net assets		net assets	net assets		rate

$12.55	12.76	%(e)	$166,792	1.11%	0.37	%(c)	1.24%	0.24	%(c)	146%
11.81	11.94	(e)	65,545	1.86	(0.32	)(c)	1.99	(0.45	)(c)	146
11.81	11.94	(e)	29,672	1.86	(0.32	)(c)	1.99	(0.45	)(c)	146
12.89	13.27	(e)	263,906	0.71	0.65	(c)	0.84	0.52	(c)	146
12.43	12.59	(e)	227	1.21	0.38	(c)	1.34	0.25	(c)	146

11.13	7.74		120,872	1.15	(0.10)		1.29	(0.24)		149
10.55	6.89		78,810	1.90	(0.85)		2.04	(0.99)		149
10.55	6.89		32,901	1.90	(0.85)		2.04	(0.99)		149
11.38	8.17		109,353	0.75	0.31		0.89	0.17		149
11.04	7.60		361	1.25	(0.20)		1.39	(0.34)		149

10.33	14.02		127,317	1.18	(0.07)		1.31	(0.20)		119
9.87	13.19		91,084	1.93	(0.82)		2.06	(0.95)		119
9.87	13.19		36,553	1.93	(0.82)		2.06	(0.95)		119
10.52	14.47		114,524	0.78	0.33		0.91	0.20		119
10.26	13.87		410	1.28	(0.17)		1.41	(0.30)		119

9.06	(21.04)		139,593	1.17	(0.32)		1.27	(0.42)		113
8.72	(21.61)		99,959	1.92	(1.06)		2.02	(1.16)		113
8.72	(21.68)		41,627	1.92	(1.07)		2.02	(1.17)		113
9.19	(20.74)		131,590	0.77	0.08		0.87	(0.02)		113
9.01	(21.06)		409	1.27	(0.41)		1.37	(0.51)		113

11.51	(45.97)		246,785	1.16	(0.57)		1.24	(0.65)		68
11.16	(46.37)		167,469	1.91	(1.32)		1.99	(1.40)		68
11.17	(46.35)		77,398	1.91	(1.32)		1.99	(1.40)		68
11.63	(45.73)		201,935	0.76	(0.15)		0.84	(0.23)		68
11.45	(46.05)		1,316	1.26	(0.68)		1.34	(0.76)		68

 GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2005 - A	$12.24	$(0.02)	$3.02	$3.00	$—	$(0.69)	$(0.69)
2005 - B	11.56	(0.11)	2.84	2.73	—	(0.69)	(0.69)
2005 - C	11.60	(0.11)	2.84	2.73	—	(0.69)	(0.69)
2005 - Institutional	12.52	0.04	3.08	3.12	—	(0.69)	(0.69)
2005 - Service	12.13	(0.03)	2.99	2.96	—	(0.69)	(0.69)

2004 - A	11.61	(0.04)	1.38	1.34	(0.02)	(0.69)	(0.71)
2004 - B	11.06	(0.13)	1.32	1.19	—	(0.69)	(0.69)
2004 - C	11.10	(0.13)	1.32	1.19	—	(0.69)	(0.69)
2004 - Institutional	11.84	0.01	1.41	1.42	(0.05)	(0.69)	(0.74)
2004 - Service	11.53	(0.05)	1.36	1.31	(0.02)	(0.69)	(0.71)

2003 - A	9.36	0.02	2.23	2.25	—	—	—
2003 - B	8.99	(0.05)	2.12	2.07	—	—	—
2003 - C	9.01	(0.05)	2.14	2.09	—	—	—
2003 - Institutional	9.51	0.06	2.27	2.33	—	—	—
2003 - Service	9.30	0.01	2.22	2.23	—	—	—

2002 - A	10.59	— (c)	(0.83)	(0.83)	—	(0.40)	(0.40)
2002 - B	10.26	(0.08)	(0.79)	(0.87)	—	(0.40)	(0.40)
2002 - C	10.29	(0.07)	(0.81)	(0.88)	—	(0.40)	(0.40)
2002 - Institutional	10.76	0.04	(0.85)	(0.81)	(0.04)	(0.40)	(0.44)
2002 - Service	10.55	0.01	(0.84)	(0.83)	(0.02)	(0.40)	(0.42)

2001 - A	12.90	0.01	(1.12)	(1.11)	—	(1.20)	(1.20)
2001 - B	12.63	(0.07)	(1.10)	(1.17)	—	(1.20)	(1.20)
2001 - C	12.66	(0.07)	(1.10)	(1.17)	—	(1.20)	(1.20)
2001 - Institutional	13.03	0.05	(1.12)	(1.07)	—	(1.20)	(1.20)
2001 - Service	12.87	— (c)	(1.12)	(1.12)	—	(1.20)	(1.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$14.55	24.97%	$154,877	1.33%	(0.15)%	1.41%	(0.23)%	149%
13.60	24.07	19,555	2.08	(0.89)	2.16	(0.97)	149
13.64	24.09	24,901	2.08	(0.90)	2.16	(0.98)	149
14.95	25.57	328,912	0.93	0.25	1.01	0.17	149
14.40	24.86	38,412	1.43	(0.26)	1.51	(0.34)	149

12.24	11.87	114,684	1.33	(0.30)	1.43	(0.40)	153
11.56	11.08	19,642	2.08	(1.04)	2.18	(1.14)	153
11.60	11.05	20,915	2.08	(1.05)	2.18	(1.15)	153
12.52	12.31	145,003	0.93	0.10	1.03	—	153
12.13	11.79	42,618	1.43	(0.40)	1.53	(0.50)	153

11.61	24.04	89,340	1.34	0.25	1.52	0.07	149
11.06	23.03	19,408	2.09	(0.51)	2.27	(0.69)	149
11.10	23.09	16,463	2.09	(0.51)	2.27	(0.69)	149
11.84	24.50	111,957	0.94	0.65	1.12	0.47	149
11.53	23.87	40,775	1.44	0.15	1.62	(0.03)	149

9.36	(8.20)	57,014	1.34	0.01	1.58	(0.23)	136
8.99	(8.88)	16,854	2.09	(0.74)	2.33	(0.98)	136
9.01	(8.95)	11,504	2.09	(0.74)	2.33	(0.98)	136
9.51	(7.93)	57,683	0.94	0.39	1.18	0.15	136
9.30	(8.27)	28,999	1.44	0.15	1.68	(0.09)	136

10.59	(8.64)	50,093	1.33	0.09	1.59	(0.17)	85
10.26	(9.35)	16,125	2.08	(0.66)	2.34	(0.92)	85
10.29	(9.32)	8,885	2.08	(0.66)	2.34	(0.92)	85
10.76	(8.28)	62,794	0.93	0.48	1.19	0.22	85
10.55	(8.75)	201	1.43	0.03	1.69	(0.23)	85

 GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2005 - A	$11.15	$0.12	$1.76	$1.88	$(0.09)	$(0.25)	$(0.34)
2005 - B	11.06	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - C	11.07	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - Institutional	11.14	0.17	1.77	1.94	(0.14)	(0.25)	(0.39)
2005 - Service	11.18	0.11	1.77	1.88	(0.08)	(0.25)	(0.33)

2004 - A	9.48	0.04	1.75	1.79	(0.12)	—	(0.12)
2004 - B	9.40	(0.04)	1.74	1.70	(0.04)	—	(0.04)
2004 - C	9.42	(0.04)	1.73	1.69	(0.04)	—	(0.04)
2004 - Institutional	9.47	0.09	1.74	1.83	(0.16)	—	(0.16)
2004 - Service	9.50	0.03	1.76	1.79	(0.11)	—	(0.11)

2003 - A	8.74	0.10	0.74	0.84	(0.10)	—	(0.10)
2003 - B	8.67	0.03	0.73	0.76	(0.03)	—	(0.03)
2003 - C	8.68	0.03	0.74	0.77	(0.03)	—	(0.03)
2003 - Institutional	8.74	0.13	0.73	0.86	(0.13)	—	(0.13)
2003 - Service	8.74	0.09	0.74	0.83	(0.07)	—	(0.07)

2002 - A	10.31	0.07	(1.57)	(1.50)	(0.07)	—	(0.07)
2002 - B	10.24	— (c)	(1.56)	(1.56)	(0.01)	—	(0.01)
2002 - C	10.25	— (c)	(1.56)	(1.56)	(0.01)	—	(0.01)
2002 - Institutional	10.31	0.11	(1.57)	(1.46)	(0.11)	—	(0.11)
2002 - Service	10.31	0.07	(1.58)	(1.51)	(0.06)	—	(0.06)

2001 - A	10.81	0.07	(0.42)	(0.35)	(0.09)	(0.06)	(0.15)
2001 - B	10.75	(0.01)	(0.42)	(0.43)	(0.02)	(0.06)	(0.08)
2001 - C	10.76	(0.01)	(0.42)	(0.43)	(0.02)	(0.06)	(0.08)
2001 - Institutional	10.82	0.11	(0.43)	(0.32)	(0.13)	(0.06)	(0.19)
2001 - Service	10.81	0.06	(0.42)	(0.36)	(0.08)	(0.06)	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP VALUE FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$12.69	17.13%	$186,441	1.10%	0.99%	1.14%	0.95%	132%
12.59	16.32	20,479	1.85	0.22	1.89	0.18	132
12.60	16.32	20,666	1.85	0.22	1.89	0.18	132
12.69	17.69	384,875	0.70	1.39	0.74	1.35	132
12.73	17.06	799	1.20	0.87	1.24	0.83	132

11.15	18.93	100,374	1.10	0.95	1.15	0.90	154
11.06	18.09	19,819	1.85	0.19	1.90	0.14	154
11.07	17.97	17,027	1.85	0.19	1.90	0.14	154
11.14	19.41	194,541	0.70	1.36	0.75	1.31	154
11.18	18.89	487	1.20	0.84	1.25	0.79	154

9.48	9.70	79,866	1.11	1.13	1.22	1.02	102
9.40	8.83	18,077	1.86	0.38	1.97	0.27	102
9.42	8.95	13,798	1.86	0.37	1.97	0.26	102
9.47	10.03	145,059	0.71	1.52	0.82	1.41	102
9.50	9.58	327	1.21	1.02	1.32	0.91	102

8.74	(14.61)	76,472	1.11	0.76	1.20	0.67	112
8.67	(15.28)	18,828	1.86	0.00	1.95	(0.09)	112
8.68	(15.26)	12,533	1.86	0.01	1.95	(0.08)	112
8.74	(14.25)	108,613	0.71	1.15	0.80	1.06	112
8.74	(14.70)	281	1.21	0.72	1.30	0.63	112

10.31	(3.32)	89,861	1.10	0.64	1.17	0.57	70
10.24	(4.08)	22,089	1.85	(0.11)	1.92	(0.18)	70
10.25	(4.07)	15,222	1.85	(0.11)	1.92	(0.18)	70
10.31	(3.03)	132,684	0.70	1.04	0.77	0.97	70
10.31	(3.43)	56	1.20	0.52	1.27	0.45	70

 GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2005 - A	$9.49	$0.18	$2.10	$2.28	$(0.07)	$—	$(0.07)
2005 - B	9.37	0.08	2.08	2.16	—	—	—
2005 - C	9.37	0.08	2.09	2.17	—	—	—
2005 - Institutional	9.68	0.22	2.14	2.36	(0.11)	—	(0.11)
2005 - Service	9.54	0.29	1.98	2.27	(0.08)	—	(0.08)

2004 - A	7.66	0.10	1.80	1.90	(0.07)	—	(0.07)
2004 - B	7.56	0.04	1.80	1.84	(0.03)	—	(0.03)
2004 - C	7.56	0.04	1.79	1.83	(0.02)	—	(0.02)
2004 - Institutional	7.80	0.15	1.84	1.99	(0.11)	—	(0.11)
2004 - Service	7.70	0.15	1.77	1.92	(0.08)	—	(0.08)

2003 - A	7.35	0.08	0.28	0.36	(0.05)	—	(0.05)
2003 - B	7.24	0.04	0.28	0.32	— (c)	—	— (c)
2003 - C	7.25	0.04	0.28	0.32	(0.01)	—	(0.01)
2003 - Institutional	7.49	0.12	0.29	0.41	(0.10)	—	(0.10)
2003 - Service	7.39	0.10	0.27	0.37	(0.06)	—	(0.06)

2002 - A	8.38	0.03	(1.06)	(1.03)	—	—	—
2002 - B	8.29	(0.01)	(1.04)	(1.05)	—	—	—
2002 - C	8.30	(0.01)	(1.04)	(1.05)	—	—	—
2002 - Institutional	8.50	0.08	(1.07)	(0.99)	(0.02)	—	(0.02)
2002 - Service	8.41	0.05	(1.07)	(1.02)	—	—	—

2001 - A	11.32	— (c)	(2.35)	(2.35)	(0.04)	(0.55)	(0.59)
2001 - B	11.22	(0.04)	(2.34)	(2.38)	—	(0.55)	(0.55)
2001 - C	11.23	(0.04)	(2.34)	(2.38)	—	(0.55)	(0.55)
2001 - Institutional	11.48	0.07	(2.39)	(2.32)	(0.11)	(0.55)	(0.66)
2001 - Service	11.36	0.02	(2.36)	(2.34)	(0.06)	(0.55)	(0.61)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$11.70	24.12%	$293,591	1.39%	1.64%	1.40%	1.63%	73%
11.53	23.05	8,075	2.14	0.75	2.15	0.74	73
11.54	23.16	4,824	2.14	0.75	2.15	0.74	73
11.93	24.51	697,144	0.99	1.96	1.00	1.95	73
11.73	23.93	22,429	1.49	2.33	1.50	2.32	73

9.49	24.85	130,291	1.59	1.08	1.68	0.99	99
9.37	24.31	6,408	2.16	0.45	2.25	0.36	99
9.37	24.28	3,747	2.16	0.43	2.25	0.34	99
9.68	25.71	261,118	1.01	1.65	1.10	1.56	99
9.54	25.08	144	1.51	1.55	1.60	1.46	99

7.66	5.00	95,015	1.67	1.12	1.84	0.95	122
7.56	4.45	5,574	2.17	0.56	2.34	0.39	122
7.56	4.38	3,646	2.17	0.64	2.34	0.47	122
7.80	5.64	158,021	1.02	1.73	1.19	1.56	122
7.70	5.14	31	1.52	1.45	1.69	1.28	122

7.35	(12.29)	72,405	1.67	0.38	1.82	0.23	115
7.24	(12.67)	6,434	2.17	(0.07)	2.32	(0.22)	115
7.25	(12.65)	3,963	2.17	(0.07)	2.32	(0.22)	115
7.49	(11.68)	188,858	1.02	1.02	1.17	0.87	115
7.39	(12.13)	18	1.52	0.60	1.67	0.45	115

8.38	(21.50)	108,955	1.66	0.00	1.77	(0.11)	93
8.29	(21.93)	8,575	2.16	(0.47)	2.27	(0.58)	93
8.30	(21.91)	5,114	2.16	(0.44)	2.27	(0.55)	93
8.50	(21.02)	291,596	1.01	0.70	1.12	0.59	93
8.41	(21.37)	21	1.51	0.21	1.62	0.10	93

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Goldman Sachs Trust — CORE Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, CORE Large Cap Value Fund, and CORE International Equity Fund (collectively “the CORE Equity Funds”), portfolios of the Goldman Sachs Trust, at August 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the years indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the CORE Equity Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2005

         GOLDMAN SACHS CORE EQUITY FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2005

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2005 through August 31, 2005.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

																	CORE International Equity
	CORE U.S. Equity Fund				CORE Large Cap Growth Fund				CORE Small Cap Equity Fund				CORE Large Cap Value Fund				Fund

				Expenses				Expenses				Expenses				Expenses				Expenses
				Paid for				Paid for				Paid for				Paid for				Paid for
	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	3/1/05	8/31/05		8/31/05*	3/1/05	8/31/05		8/31/05*	3/1/05	8/31/05		8/31/05*	3/1/05	8/31/05		8/31/05*	3/1/05	8/31/05		8/31/05*

Class A
Actual	$1,000.00	$1,046.30		$5.64	$1,000.00	$1,044.10		$5.73	$1,000.00	$1,081.80		$6.97	$1,000.00	$1,039.40		$5.67	$1,000.00	$1,028.10		$7.06
Hypothetical 5% return	1,000.00	1,019.69	+	5.57	1,000.00	1,019.60	+	5.66	1,000.00	1,018.50	+	6.76	1,000.00	1,019.65	+	5.61	1,000.00	1,018.25	+	7.02

Class B
Actual	1,000.00	1,042.40		9.49	1,000.00	1,040.50		9.57	1,000.00	1,078.60		10.89	1,000.00	1,036.60		9.50	1,000.00	1,024.00		10.86
Hypothetical 5% return	1,000.00	1,015.91	+	9.37	1,000.00	1,015.83	+	9.45	1,000.00	1,014.73	+	10.55	1,000.00	1,015.88	+	9.40	1,000.00	1,014.47	+	10.81

Class C
Actual	1,000.00	1,042.20		9.49	1,000.00	1,040.50		9.57	1,000.00	1,078.30		10.89	1,000.00	1,035.80		9.49	1,000.00	1,024.00		10.86
Hypothetical 5% return	1,000.00	1,015.91	+	9.37	1,000.00	1,015.83	+	9.45	1,000.00	1,014.73	+	10.55	1,000.00	1,015.88	+	9.40	1,000.00	1,014.47	+	10.81

Institutional
Actual	1,000.00	1,048.30		3.58	1,000.00	1,047.10		3.70	1,000.00	1,084.90		4.88	1,000.00	1,042.20		3.63	1,000.00	1,029.30		5.01
Hypothetical 5% return	1,000.00	1,021.71	+	3.53	1,000.00	1,021.59	+	3.65	1,000.00	1,020.53	+	4.73	1,000.00	1,021.65	+	3.59	1,000.00	1,020.27	+	4.99

Service
Actual	1,000.00	1,045.60		6.15	1,000.00	1,043.70		6.24	1,000.00	1,082.00		7.49	1,000.00	1,039.60		6.18	1,000.00	1,027.10		7.57
Hypothetical 5% return	1,000.00	1,019.19	+	6.07	1,000.00	1,019.10	+	6.16	1,000.00	1,018.01	+	7.26	1,000.00	1,019.15	+	6.11	1,000.00	1,017.74	+	7.54

*	Expenses for each share class are calculated using each Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

CORE U.S. Equity	1.09%	1.84%	1.84%	0.69%	1.19%
CORE Large Cap Growth	1.12	1.87	1.87	0.72	1.22
CORE Small Cap Equity	1.33	2.08	2.08	0.93	1.43
CORE Large Cap Value	1.10	1.85	1.85	0.70	1.20
CORE International Equity	1.38	2.13	2.13	0.98	1.48

+	Hypothetical expenses are based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses.

 GOLDMAN SACHS CORE EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Funds.

     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 16, 2005 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on November 3, 2004, February 9, 2005 and May 11, 2005. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Funds’ management fee arrangements; (b) the Investment Adviser’s voluntary undertaking to reimburse certain expenses of the Funds that exceed specified levels; (c) the Investment Adviser’s potential economies of scale and a proposal to implement breakpoints for the fees payable by the Funds under the Management Agreement; (d) the relative expense levels of the Funds; (e) the Investment Adviser’s profitability with respect to the Trust and the Funds; (f) the quality of the services provided to the Funds; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; and (h) industry practices relating to such approvals.
     At the Annual Contract Meeting the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the Funds’ investment performance; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution and other services; (h) the fees charged by the Investment Adviser to other types of clients; (i) the terms of the Management Agreement; (j) the administrative services provided under the Management Agreement, including the oversight by the Investment Adviser of the Funds’ other service providers; and (k) the Investment Adviser’s brokerage policies, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered at further length the fees and expenses paid by the Funds, the Funds’ expense trends over time, and the proposed breakpoints in the contractual fee rates under the Management Agreement.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended additional sessions at which the Trustees reviewed the commission rates paid by the Funds on brokerage transactions, and the Investment Adviser’s receipt of research services in connection with those transactions. Information was also provided to the Trustees relating to revenue sharing by the Investment Adviser, portfolio manager compensation and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.

GOLDMAN SACHS CORE EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (continued)

     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds.

     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of Funds’ portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had, in fact, committed those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address new regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by a third-party consultant. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. This information on the Funds’ investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives and policies, as well as in light of periodic analyses of their respective risk profiles. The Trustees believed that the Funds were providing competitive performance for long-term investors.
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, information on the services rendered by the Investment Adviser to the Funds, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by a third-party consultant. These comparisons assisted the Trustees in evaluating the reasonableness of the management fees paid by the Funds.
     More particularly, the Trustees reviewed analyses prepared by a third party consultant of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year (or, if shorter, life of Fund) history comparing each Fund’s expenses to a category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. In addition, the Trustees noted the Investment Adviser’s existing voluntary undertaking to limit the total expense ratios (excluding certain expenses) of each Fund to specified levels, and the Investment Adviser’s proposed voluntary waiver of a portion of its management fees for the CORE Small Cap Equity Fund and CORE International Equity Fund that became effective on July 1, 2005.

 GOLDMAN SACHS CORE EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

     The Board of Trustees also considered the reductions in the contractual fee rates payable by the CORE U.S. Equity Fund and CORE Large Cap Growth Fund under the Management Agreement that were approved by the Trustees in May 2004, and the breakpoints in the contractual fee rates under the Management Agreement for each of the Funds that were proposed for approval at the Annual Contract Meeting. At the Annual Contract Meeting the Board approved the implementation of breakpoints in the Funds’ contractual management fee rates at the following annual percentages of the average daily net assets of the respective Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

CORE U.S. Equity	0.65%	First $1 Billion
	0.59	Next $1 Billion
	0.56	Over $2 Billion

CORE Large Cap Growth	0.65	First $1 Billion
	0.59	Next $1 Billion
	0.56	Over $2 Billion

CORE Small Cap Equity	0.85	First $2 Billion
	0.77	Over $2 Billion

CORE Large Cap Value	0.60	First $1 Billion
	0.54	Next $1 Billion
	0.51	Over $2 Billion

CORE International Equity	0.85	First $1 Billion
	0.77	Next $1 Billion
	0.73	Over $2 Billion

These new breakpoints were implemented initially on a voluntary basis effective July 1, 2005, and will ultimately be implemented on a contractual basis within twelve months.

GOLDMAN SACHS CORE EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (continued)

     In approving these new fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.

     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.
     After deliberation, the Trustees concluded that the management fees paid by the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

 GOLDMAN SACHS CORE EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 63	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-Present); Trustee, Institute for Higher Education Policy (2003- Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

Patrick T. Harker Age: 46	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

GOLDMAN SACHS CORE EQUITY FUNDS

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	Lawson Products Inc. (distributor of industrial products).

Richard P. Strubel Age: 66	Trustee	Since 1987	Vice Chairman and Director, Unext, Inc. (provider of educational services via the internet) (2003-Present); President, COO and Director, Unext, Inc. (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

 GOLDMAN SACHS CORE EQUITY FUNDS

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 55	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

*Kaysie P. Uniacke Age: 44	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	65	None
President	Since 2002	Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies).

			Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2005, the Trust consisted of 59 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

GOLDMAN SACHS CORE EQUITY FUNDS

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 45	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 42	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 40	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 40	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 GOLDMAN SACHS CORE EQUITY FUNDS

Goldman Sachs Trust — CORE Funds — Tax Information (Unaudited)

For the year ended August 31, 2005, 100% of the dividends paid from net investment company taxable income by the CORE Large Cap Value and CORE U.S. Equity Funds qualify for the dividends received deduction available to corporations.

From distributions paid during the year ended August 31, 2005, the total amount of income received by the CORE International Equity Fund from sources within foreign countries and possessions of the United States was $0.0758 per share, all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0108 per share. A separate notice containing the country-by-country components of these totals has been previously mailed to shareholders.

Pursuant to Section 852 of the Internal Revenue Code, the CORE Small Cap Equity and the CORE Large Cap Value Funds designate $25,672,507 and $7,959,129, respectively, as capital gain dividends paid during the year ended August 31, 2005. Of the amounts designated by the CORE Small Cap Equity and the CORE Large Cap Value Funds, $25,667,580 and $7,959,129, respectively, are taxed at a maximum rate of 15% while the balance (if any) is taxed at a maximum rate of 25%.

For the year ended August 31, 2005, 100% of the dividends paid from net investment company taxable income by the CORE Large Cap Value, CORE U.S. Equity, and CORE International Equity Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **The Investment Management Division** of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $482.1 billion in assets under management as of June 30, 2005 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results
- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products
- Thoughtful Solutions
- Risk Management

Outstanding Client Service
- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds
- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds
- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Small/Mid-Cap Growth Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Asset Allocation Funds
- Balanced Fund
- Asset Allocation Portfolios

Specialty Funds
- Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- U.S. Equity Dividend and Premium Fund
- Real Estate Securities Fund

Fixed Income Funds
- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] **An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.**

The Goldman Sachs Research Select Fund℠, Tollkeeper Fund℠ and CORE℠ are registered service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 T R U S T E E S O F F I C E R SAshok N. Bakhru, Chairman Kaysie P. Uniacke, PresidentJohn P. Coblentz, Jr. James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President Mary Patterson McPherson John M. Perlowski, Treasurer Alan A. Shuch Howard B. Surloff, Secretary Wilma J. Smelcer Richard P. Strubel Kaysie P. UniackeG O L D M A N , S AC H S & CO. G O L D M A N S AC H S A S S E T M A N AG E M E N T, L . P.Distributor and Transfer Agent Investment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to b e obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.CORESM is a registered service mark of Goldman, Sachs & Co. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds. Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2005 / 05-1629 COREAR / 85.1K / 10-05

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). The Code of Ethics is attached hereto as Exhibit 11(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Item 4 – Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees billed to all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

Table 1 – Items 4(a) – 4(d)

	2005	2004	Description of Services Rendered
Audit Fees:
•PricewaterhouseCoopers LLP	$762,000	$701,500	Financial statement audits
(“PwC”)
•Ernst & Young LLP (“E&Y”)	$427,000	$422,500	Financial statement audits
Audit-Related Fees:
•PwC	$214,600	$198,800	Other attest services
•E&Y	$0	$0
Tax Fees:
•PwC	$176,800	$175,900	Tax compliance services provided
			in connection with the
			preparation and review of the
			Registrant’s tax returns.
•E&Y	$84,850	$75,650	Tax compliance services provided
			in connection with the
			preparation and review of the
			Registrant’s tax returns.
All Other Fees:
•E&Y	$0	$0

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2005	2004	Description of Services Rendered
Audit-Related Fees:
•PwC	$683,000	$683,000	Internal control review
			performed in accordance with
			Statement on Auditing Standards
			No. 70.
•E&Y	$18,325	$0	Audit related time borne by the funds’ adviser
Tax Fees:
•PwC	$0	$0
•E&Y	$0	$0
All Other Fees:
•PwC	$0	$16,000	Review of form N-14 for
			purposes of consent issuance.
•E&Y	$10,000	$8,000	Review of form N-14 for
			purposes of consent issuance.

*	These include the adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Goldman Sachs Trust’s service affiliates listed in Table 2 were approved by the Trust’s audit committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the 12 months ended August 31, 2005 and August 31, 2004 were approximately $391,400 and $374,700, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended November 26, 2004 and November 28, 2003 were approximately $3.9 million and $4.2 million, respectively.

The aggregate non-audit fees billed to GST by E&Y for the 12 months ended August 31, 2005 and August 31, 2004 were approximately $84,850 and $75,650, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by E&Y for non-audit services for the twelve months ended December 31, 2004 and December 31, 2003 were approximately $34.5 million and $30.9 million, respectively.

Item 4(h) – GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ Kaysie Uniacke

By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: November 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kaysie Uniacke
By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: November 10, 2005

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Trust

Date: November 10, 2005